--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                INVESTMENT GRADE
                                    BOND FUND

--------------------------------------------------------------------------------

               CLASSIC SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] Classic Series

--------------------------------------------------------------------------------

Semi-Annual Report o June 30, 2002

SMITH BARNEY INVESTMENT
GRADE BOND FUND

FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment-grade" fixed-income securities.

--------------------------------------------------------------------------------
FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
January 4, 1982

                                CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                           HGPBA           HGBPB           HGBPL
--------------------------------------------------------------------------------
INCEPTION                       11/6/92          1/4/82         2/26/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of June 30, 2002*

                                           Without Sales Charges(1)

                                Class A             Class B              Class L
--------------------------------------------------------------------------------
Six-Month+                        2.55%               2.29%               2.35%
--------------------------------------------------------------------------------
One-Year                          7.87                7.42                7.45
--------------------------------------------------------------------------------
Five-Year                         7.09                6.56                6.63
--------------------------------------------------------------------------------
Ten-Year                           N/A                7.71                 N/A
--------------------------------------------------------------------------------
Since Inception++                 8.34               10.41                7.00
--------------------------------------------------------------------------------

                                             With Sales Charges(2)

                                Class A             Class B              Class L
--------------------------------------------------------------------------------
Six-Month+                       (2.06)%             (2.19)%              0.35%
--------------------------------------------------------------------------------
One-Year                          3.01                2.92                5.38
--------------------------------------------------------------------------------
Five-Year                         6.11                6.40                6.42
--------------------------------------------------------------------------------
Ten-Year                           N/A                7.71                 N/A
--------------------------------------------------------------------------------
Since Inception++                 7.82               10.41                6.89
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

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What's Inside

Letter to Our Shareholders ..............................................    1
Historical Performance ..................................................    3
Fund at a Glance ........................................................    6
Schedule of Investments .................................................    7
Statement of Assets and Liabilities .....................................   12
Statement of Operations .................................................   13
Statements of Changes in Net Assets .....................................   14
Notes to Financial Statements ...........................................   15
Financial Highlights ....................................................   19

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Investment Grade Bond Fund ("Portfolio") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2002, the Portfolio's Class A shares, without sales charges, returned 2.55%. In comparison, the Lehman Brothers Long Term Corporate Bond Index ("Lehman Index")(1) and Salomon Smith Barney Corporate Index 10+ ("SSB Corporate Index")(2) returned 0.88% and negative 0.35%, respectively, for the same period.(3)

Investment Strategy

The Portfolio seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment-grade"(4) fixed-income securities. These are securities rated by a national ratings organization within one of the top four categories, or, if unrated, judged by the manager to be of comparable credit quality. The Portfolio also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio may invest in securities having any maturity.

Market Overview

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 31, 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds rate ("fed funds rate")(5) steady since then. While short-term rates remained the same, the yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political development, including escalation of tensions between India and Pakistan and between Israelis and Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and after the earlier weakness, prices began to rebound. Towards the end of the period, many companies began to pare down their short-term debt exposure by issuing longer-term debt, creating many new investment opportunities for portfolio managers.

____________
(1) The Lehman Index is composed of all publicly issued, fixed-rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. Please note that an investor cannot invest directly in an index.

(2) The SSB Corporate Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.

(3)   Past performance is not indicative of future results.

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

1   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

Market and Portfolio Outlook

Although the stock market has continued to gyrate wildly, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and the effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half of 2002 but at a moderate pace. We expect that consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect that inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

Subsequent to the end of the reporting period, the Portfolio's management team changed. Going forward, David Torchia and Gerald Culmone each an investment officer of Smith Barney Fund Management LLC, will co-manage the Portfolio.

Thank you for your investment in the Smith Barney Investment Grade Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 through 10 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.

2   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                   Net Asset Value
                                ----------------------
                                Beginning       End         Income      Capital Gain       Return          Total
Period Ended                    of Period    of Period     Dividends    Distributions    of Capital     Returns(1)+
===================================================================================================================
6/30/02                          $12.10       $12.04        $0.36          $0.00           $0.00            2.55%++
-------------------------------------------------------------------------------------------------------------------
12/31/01                          11.73        12.10         0.74           0.00            0.00            9.70
-------------------------------------------------------------------------------------------------------------------
12/31/00                          11.22        11.73         0.72           0.00            0.00           11.36
-------------------------------------------------------------------------------------------------------------------
12/31/99                          13.12        11.22         0.73           0.00            0.01           (9.09)
-------------------------------------------------------------------------------------------------------------------
12/31/98                          13.19        13.12         0.76           0.37            0.00            8.30
-------------------------------------------------------------------------------------------------------------------
12/31/97                          12.27        13.19         0.80           0.28            0.00           17.10
-------------------------------------------------------------------------------------------------------------------
12/31/96                          13.25        12.27         0.76           0.12            0.00           (0.47)
-------------------------------------------------------------------------------------------------------------------
12/31/95                          10.67        13.25         0.89           0.16            0.00           35.29
-------------------------------------------------------------------------------------------------------------------
12/31/94                          13.01        10.67         0.86           0.31            0.03           (8.95)
-------------------------------------------------------------------------------------------------------------------
12/31/93                          11.89        13.01         0.89           0.14            0.00           18.45
-------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92            11.67        11.89         0.14           0.00            0.01            3.25++
===================================================================================================================
Total                                                       $7.65          $1.38           $0.05
===================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================


                                   Net Asset Value
                                ----------------------
                                Beginning       End         Income      Capital Gain       Return          Total
Period Ended                    of Period    of Period     Dividends    Distributions    of Capital     Returns(1)+
===================================================================================================================
6/30/02                          $12.08       $12.02        $0.33          $0.00           $0.00            2.29%++
-------------------------------------------------------------------------------------------------------------------
12/31/01                          11.71        12.08         0.68           0.00            0.00            9.17
-------------------------------------------------------------------------------------------------------------------
12/31/00                          11.21        11.71         0.66           0.00            0.00           10.73
-------------------------------------------------------------------------------------------------------------------
12/31/99                          13.09        11.21         0.66           0.00            0.01           (9.44)
-------------------------------------------------------------------------------------------------------------------
12/31/98                          13.19        13.09         0.72           0.37            0.00            7.72
-------------------------------------------------------------------------------------------------------------------
12/31/97                          12.29        13.19         0.75           0.28            0.00           16.44
-------------------------------------------------------------------------------------------------------------------
12/31/96                          13.25        12.29         0.68           0.12            0.00           (0.89)
-------------------------------------------------------------------------------------------------------------------
12/31/95                          10.67        13.25         0.83           0.16            0.00           34.63
-------------------------------------------------------------------------------------------------------------------
12/31/94                          13.01        10.67         0.80           0.31            0.03           (9.41)
-------------------------------------------------------------------------------------------------------------------
12/31/93                          11.89        13.01         0.83           0.14            0.00           18.06
-------------------------------------------------------------------------------------------------------------------
12/31/92                          11.80        11.89         0.83           0.00            0.03            8.36
===================================================================================================================
Total                                                       $7.77          $1.38           $0.07
===================================================================================================================

3   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                   Net Asset Value
                                ----------------------
                                Beginning       End         Income      Capital Gain       Return          Total
Period Ended                    of Period    of Period     Dividends    Distributions    of Capital     Returns(1)+
===================================================================================================================
6/30/02                          $12.06       $12.00        $0.34          $0.00           $0.00            2.35%++
-------------------------------------------------------------------------------------------------------------------
12/31/01                          11.69        12.06         0.69           0.00            0.00            9.28
-------------------------------------------------------------------------------------------------------------------
12/31/00                          11.19        11.69         0.67           0.00            0.00           10.81
-------------------------------------------------------------------------------------------------------------------
12/31/99                          13.07        11.19         0.66           0.00            0.01           (9.44)
-------------------------------------------------------------------------------------------------------------------
12/31/98                          13.18        13.07         0.74           0.37            0.00            7.83
-------------------------------------------------------------------------------------------------------------------
12/31/97                          12.30        13.18         0.77           0.28            0.00           16.41
-------------------------------------------------------------------------------------------------------------------
12/31/96                          13.26        12.30         0.69           0.12            0.00           (0.83)
-------------------------------------------------------------------------------------------------------------------
12/31/95                          10.67        13.26         0.83           0.16            0.00           34.74
-------------------------------------------------------------------------------------------------------------------
12/31/94                          13.01        10.67         0.80           0.31            0.03           (9.41)
-------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93            12.56        13.01         0.69           0.14            0.00           10.38++
===================================================================================================================
Total                                                       $6.88          $1.38           $0.04
===================================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================


                                   Net Asset Value
                                ----------------------
                                Beginning       End         Income      Capital Gain       Return          Total
Period Ended                    of Period    of Period     Dividends    Distributions    of Capital     Returns(1)+
===================================================================================================================
6/30/02                          $12.09       $12.03        $0.38          $0.00           $0.00            2.72%++
-------------------------------------------------------------------------------------------------------------------
12/31/01                          11.72        12.09         0.78           0.00            0.00           10.07
-------------------------------------------------------------------------------------------------------------------
12/31/00                          11.22        11.72         0.76           0.00            0.00           11.66
-------------------------------------------------------------------------------------------------------------------
12/31/99                          13.11        11.22         0.77           0.00            0.01           (8.68)
-------------------------------------------------------------------------------------------------------------------
12/31/98                          13.19        13.11         0.82           0.37            0.00            8.66
-------------------------------------------------------------------------------------------------------------------
12/31/97                          12.28        13.19         0.85           0.28            0.00           17.44
-------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96            13.03        12.28         0.72           0.12            0.00            1.01++
===================================================================================================================
Total                                                       $5.08          $0.77           $0.01
===================================================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

4   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Returns+
================================================================================

                                              Without Sales Charges(1)
                                    -------------------------------------------
                                    Class A     Class B      Class L    Class Y
================================================================================
Six Months Ended 6/30/02++           2.55%        2.29%        2.35%      2.72%
--------------------------------------------------------------------------------
Year Ended 6/30/02                   7.87         7.42         7.45       8.32
--------------------------------------------------------------------------------
Five Years Ended 6/30/02             7.09         6.56         6.63       7.47
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02               N/A         7.71          N/A        N/A
--------------------------------------------------------------------------------
Inception* through 6/30/02           8.34        10.41         7.00       6.39
================================================================================

                                                With Sales Charges(2)
                                    --------------------------------------------
                                    Class A     Class B      Class L    Class Y
================================================================================
Six Months Ended 6/30/02++          (2.06)%      (2.19)%       0.35%      2.72%
--------------------------------------------------------------------------------
Year Ended 6/30/02                   3.01         2.92         5.38       8.32
--------------------------------------------------------------------------------
Five Years Ended 6/30/02             6.11         6.40         6.42       7.47
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02               N/A         7.71          N/A        N/A
--------------------------------------------------------------------------------
Inception* through 6/30/02           7.82        10.41         6.89       6.39
================================================================================

================================================================================
Cumulative Total Returns+
================================================================================

                                              Without Sales Charges(1)
================================================================================
Class A (Inception* through 6/30/02)                   116.53%
--------------------------------------------------------------------------------
Class B (6/30/92 through 6/30/02)                      110.11
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/02)                    88.19
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/02)                    48.63
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

5   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lipper Corporate Debt A-Rated Average, Lehman Brothers Long Term Corporate Bond Index and the Salomon Smith Barney Corporate Index 10+(+)

                             June 1992 -- June 2002

   [The following table was depicted as a line chart in the printed material.]

            Smith Barney    Lehman Brothers        Lipper         Salomon Smith
             Investment   Long Term Corporate   Corporate Debt  Barney Corporate
             Grade Bond        Bond Index      A-Rated Average      Index 10+
            ------------  -------------------  ---------------  ----------------
   6/92         10000           10000               10000             10000
  12/92         10486           10312               10603             10610
  12/93         12379           11975               12050             12120
  12/94         11212           11518               11356             11433
  12/95         15095           13702               14527             14635
  12/96         14960           15981               14599             14926
  12/97         17419           17323               15938             16935
  12/98         18764           18887               17469             18477
  12/99         16992           17794               17009             17409
  12/00         18815           19433               18670             18985
  12/01         20540           21814               20060             21507
   6/02         21011           22006               20569             21431

+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The Salomon Smith Barney Corporate Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Lehman Brothers Long Term Corporate Bond Index is a broad based unmanaged index of investment-grade corporate bonds. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt A-Rated Average is composed of the Portfolio's peer group of 191 mutual funds as of June 30, 2002. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                  8.8%           Aerospace and Defense
                  7.2%           Banking
                  5.5%           Drugs
                 10.5%           Finance
                 10.2%           Foods
                  5.4%           Insurance
                  4.1%           Manufacturing
                  4.0%           Multimedia
                  4.2%           Oil and Gas
                  7.3%           Transportation
                 32.8%           Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Standard                Percentage of Total
      Moody's          & Poor's              Corporate Bonds & Notes
    ----------       ------------         ----------------------------

        Aaa               AAA                         10.8%

        Aa                AA                          22.0

         A                 A                          41.3

        Baa               BBB                         25.9
                                                     ------
                                                     100.0%
                                                     ======

*     As a percentage of total corporate bonds and notes.
++ Please note that Portfolio holdings are as of June 30, 2002 and are subject to change.

6   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                June 30, 2002
================================================================================

    FACE
   AMOUNT        RATING(a)                     SECURITY                                           VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 76.5%
Aerospace and Defense -- 6.8%
$ 10,000,000     A+      The Boeing Co., Debentures, 6.875% due 10/15/43                      $ 10,039,690
   5,000,000     BBB     Lockheed Martin Corp., Bonds, 8.500% due 12/1/29                        6,053,160
   7,500,000     BBB     Loral Corp., Debentures, 7.000% due 9/15/23                             7,560,975
   6,000,000     BBB-    Northrop Grumman Corp., Debentures, 7.750% due 3/1/16                   6,639,810
   5,000,000     BBB-    Raytheon Co., Debentures, 7.200% due 8/15/27                            5,119,920
  10,000,000     A+      United Technologies Corp., Debentures, 7.500% due 9/15/29              11,215,380
----------------------------------------------------------------------------------------------------------
                                                                                                46,628,935
----------------------------------------------------------------------------------------------------------
Agricultural Equipment -- 0.8%
   5,000,000     A-      Deere & Co., Debentures, 8.100% due 5/15/30                             5,666,165
----------------------------------------------------------------------------------------------------------
Airlines -- 0.4%
   2,600,000     A       Southwest Airlines Co., Debentures, 7.375% due 3/1/27                   2,737,072
----------------------------------------------------------------------------------------------------------
Automotive -- 2.8%
   5,000,000     A3*     DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27                    4,935,415
   5,000,000     BBB+    Ford Motor Co., Notes, 7.450% due 7/16/31                               4,667,400
  10,000,000     A2*     General Motors Corp., Debentures, 5.850% due 1/14/09                    9,659,940
----------------------------------------------------------------------------------------------------------
                                                                                                19,262,755
----------------------------------------------------------------------------------------------------------
Banking -- 5.5%
  10,000,000     Aa3*    Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29               11,362,750
   5,000,000     A2*     First Union Corp., Sub. Debentures, 7.500% due 4/15/35                  5,471,930
   5,000,000     AAA     Landesbank Baden-Wuerttemberg, Sub. Notes, 7.625% due 2/1/23            5,701,105
   5,000,000     AAA     Landwirtschaftliche Rentenbank, Notes, 4.875% due 3/12/07               5,071,855
   5,000,000     Aa3*    Wachovia Bank NA, Notes, 4.850% due 7/30/07                             5,022,880
   5,000,000     Aa2*    Wells Fargo & Co., Sr. Notes, 7.250% due 8/24/05                        5,450,010
----------------------------------------------------------------------------------------------------------
                                                                                                38,080,530
----------------------------------------------------------------------------------------------------------
Basic Materials -- 0.3%
   2,000,000     BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                        2,066,430
----------------------------------------------------------------------------------------------------------
Beverages -- 2.6%
   5,000,000     A+      Anheuser Busch Cos., Inc., Debentures, 6.750% due 12/15/27              5,266,860
   5,000,000     A       Coca Cola Enterprises, Inc., Debentures, 6.750% due 9/15/28             5,064,095
   6,880,000     A+      Grand Metro Investment Corp., Company Guaranteed,
                           7.450% due 4/15/35                                                    7,679,724
----------------------------------------------------------------------------------------------------------
                                                                                                18,010,679
----------------------------------------------------------------------------------------------------------
Chemicals -- 1.2%
   2,715,000     A-      Rohm and Haas Co., Debentures, 7.850% due 7/15/29                       3,130,705
   5,000,000     A       Union Carbide Corp., Debentures, 6.790% due 6/1/25                      5,014,975
----------------------------------------------------------------------------------------------------------
                                                                                                 8,145,680
----------------------------------------------------------------------------------------------------------
Consumer Sundries -- 2.5%
   7,000,000     AA-     Colgate-Palmolive Co., Series E, Notes, 3.980% due 4/29/05              7,069,370
   5,000,000     AA-     The Gillette Co., Notes, 4.000% due 6/30/05 (b)                         5,052,100
   5,000,000     AA-     The Procter & Gamble Co., Debentures, 6.450% due 1/15/26                5,033,070
----------------------------------------------------------------------------------------------------------
                                                                                                17,154,540
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

7   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    FACE
   AMOUNT        RATING(a)                     SECURITY                                           VALUE
==========================================================================================================
Drugs -- 4.2%
$  5,000,000     AA      Abbott Laboratories, Notes, 5.125% due 7/1/04                        $  5,171,760
   5,000,000     AAA     Bristol-Myers Squibb Co., Notes, 5.750% due 10/1/11                     4,983,555
   3,435,000     AA      Eli Lilly & Co., Notes, 7.125% due 6/1/25                               3,747,262
   5,000,000     AAA     Merck & Co. Inc., Debentures, 5.950% due 12/1/28                        4,748,185
   5,000,000     AA-     Pharmacia Corp., Debentures, 6.600% due 12/1/28                         5,090,950
   5,000,000     AA+     Zeneca Wilmington, Inc., Debentures, 7.000% due 11/15/23                5,277,075
----------------------------------------------------------------------------------------------------------
                                                                                                29,018,787
----------------------------------------------------------------------------------------------------------
Electronics/Computers -- 2.7%
   4,000,000     BBB-    Corning Inc., Debentures, 6.850% due 3/1/29                             2,640,712
   5,000,000     A3*     Dell Computer Corp., Debentures, 7.100% due 4/15/28                     5,061,550
   5,000,000     A+      International Business Machines Corp., Debentures,
                           8.375% due 11/1/19                                                    5,858,755
   5,000,000     BBB     Motorola, Inc., Debentures, 6.500% due 9/1/25                           4,888,790
----------------------------------------------------------------------------------------------------------
                                                                                                18,449,807
----------------------------------------------------------------------------------------------------------
Finance -- 8.0%
   5,000,000     Aa3*    Bank of America Corp., Sub. Notes, 7.400% due 1/15/11                   5,484,765
   5,000,000     A3*     Ford Motor Credit Co., Sr. Notes, 5.800% due 1/12/09                    4,707,240
   3,000,000     AAA     General Electric Capital Corp., Series A, Notes,
                           5.375% due 3/15/07                                                    3,071,382
   5,000,000     A+      Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                    5,355,350
   5,000,000     A+      J.P. Morgan Chase & Co., Sub. Notes, 6.250% due 12/15/05                5,270,840
   5,000,000     A       Lehman Brothers Holdings, Inc., Sr. Notes, 8.800% due 3/1/15            5,888,365
   5,000,000     AA-     Merrill Lynch & Co., Notes, 6.750% due 6/1/28                           4,872,270
   5,000,000     Baa1*   PEMEX Project, Company Guaranteed, 9.125% due 10/13/10                  5,262,500
   5,000,000     A       SLM Corp., Series A, Notes, 5.625% due 4/10/07                          5,169,780
   4,530,000     AA-     State Street Corp., Notes, 7.350% due 6/15/26                           5,047,480
   5,000,000     A+      Verizon Global Funding Corp., Notes, 6.750% due 12/1/05                 5,186,955
----------------------------------------------------------------------------------------------------------
                                                                                                55,316,927
----------------------------------------------------------------------------------------------------------
Food Chains -- 0.7%
   5,000,000     Aa3*    McDonald's Corp., Debentures, 6.375% due 1/8/28                         4,950,215
----------------------------------------------------------------------------------------------------------
Foods -- 7.8%
   5,000,000     A+      Archer-Daniels-Midland Co., Debentures, 8.125% due 6/1/12               5,839,850
   5,700,000     A       Campbell Soup Co., Debentures, 8.875% due 5/1/21                        7,053,249
   5,000,000     BBB+    ConAgra Foods, Inc., Sr. Notes, 6.700% due 8/1/27                       5,183,105
   5,000,000     BBB+    General Mills, Inc., Notes, 6.000% due 2/15/12                          4,961,865
   4,700,000     A       H.J. Heinz Co., Notes, 6.625% due 7/15/11 (b)                           4,934,163
   5,000,000     BBB     Kellogg Co., Series B, Debentures, 7.450% due 4/1/31                    5,512,440
   5,000,000     A+      Sara Lee Corp., Notes, 6.250% due 9/15/11                               5,185,200
   5,000,000     AA-     Sysco Corp., Notes, 4.750% due 7/30/05                                  5,134,460
   5,000,000     BBB     Tyson Foods Inc., Notes, 7.000% due 1/15/28                             4,703,865
   5,000,000     A+      Unilever Capital Corp., Company Guaranteed, 6.875% due 11/1/05          5,420,670
----------------------------------------------------------------------------------------------------------
                                                                                                53,928,867
----------------------------------------------------------------------------------------------------------
Forestry Products -- 1.5%
   5,000,000     BBB     Champion International Corp., Debentures, 7.200% due 11/1/26            5,351,380
   5,000,000     BBB     Willamette Industries, Inc., Debentures, 7.350% due 7/1/26              5,267,350
----------------------------------------------------------------------------------------------------------
                                                                                                10,618,730
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    FACE
   AMOUNT        RATING(a)                     SECURITY                                           VALUE
==========================================================================================================
Insurance -- 4.1%
$ 10,000,000     AAA     American General Corp., Notes, 7.500% due 7/15/25                    $ 11,076,700
   5,000,000     AAA     Florida Windstorm Underwriting Association, Secured,
                           7.125% due 2/25/19 (b)                                                5,311,765
   5,000,000     AA+     John Hancock Global Funding II, Notes, 7.900% due 7/2/10 (b)            5,658,945
   1,000,000     A       MetLife Inc., Sr. Notes, 6.125% due 12/1/11                             1,022,163
   5,000,000     A-      The MONY Group, Inc., Sr. Notes, 8.350% due 3/15/10                     5,500,875
----------------------------------------------------------------------------------------------------------
                                                                                                28,570,448
----------------------------------------------------------------------------------------------------------
Manufacturing -- 3.2%
   5,000,000     Aa1*    3M Co., Series C, Notes, 4.150% due 6/30/05                             5,067,830
   5,000,000     AA-     Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                      5,106,715
   5,000,000     A       PPG Industries, Inc., Debentures, 9.000% due 5/1/21                     5,631,590
   5,000,000     BBB+    USX Corp., Debentures, 9.125% due 1/15/13                               6,043,000
----------------------------------------------------------------------------------------------------------
                                                                                                21,849,135
----------------------------------------------------------------------------------------------------------
Medical Specialties  -- 1.6%
  10,000,000     AAA     Johnson & Johnson, Debentures, 6.950% due 9/1/29                       10,929,200
----------------------------------------------------------------------------------------------------------
Multimedia -- 3.0%
   5,000,000     BBB-    News America Holdings Inc., Company Guaranteed,
                           8.500% due 2/23/25                                                    5,494,820
   5,000,000     BBB+    Time Warner Cos., Inc., Company Guaranteed, 7.570% due 2/1/24           4,455,645
   5,000,000     A-      The Walt Disney Co., Notes, 4.875% due 7/2/04                           5,111,825
   5,000,000     A-      Westinghouse Electric Co., Debentures, 8.625% due 8/1/12                5,892,080
----------------------------------------------------------------------------------------------------------
                                                                                                20,954,370
----------------------------------------------------------------------------------------------------------
Oil and Gas -- 3.2%
   5,000,000     BBB     Amerada Hess Corp., Notes, 7.125% due 3/15/33                           4,980,565
   5,000,000     BBB+    Conoco Inc., Sr. Notes, 6.950% due 4/15/29                              5,125,545
   5,000,000     A       Norsk Hydro A/S, Debentures, 9.000% due 4/15/12                         6,120,085
   5,000,000     A3*     Tosco Corp., Debentures, 7.800% due 1/1/27                              5,628,005
----------------------------------------------------------------------------------------------------------
                                                                                                21,854,200
----------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
   5,000,000     A       Knight-Ridder Inc., Debentures, 6.875% due 3/15/29                      4,793,460
----------------------------------------------------------------------------------------------------------
Retail -- 1.6%
   5,000,000     A       Lowe's Cos., Inc., Notes, 7.500% due 12/15/05                           5,470,360
   5,000,000     A+      Target Corp., Debentures, 7.000% due 7/15/31                            5,307,385
----------------------------------------------------------------------------------------------------------
                                                                                                10,777,745
----------------------------------------------------------------------------------------------------------
Retirement/Aged Care -- 0.8%
   5,000,000     AA      AARP, Bonds, 7.500% due 5/1/31 (b)                                      5,336,490
----------------------------------------------------------------------------------------------------------
Sovereign Debt -- 2.5%
                         Province of Quebec, Debentures:
   5,000,000     A+         7.500% due 7/15/23                                                   5,637,040
   5,000,000     A+         7.500% due 9/15/29                                                   5,746,615
   5,000,000     Aa3*    Province of Saskatchewan, Debentures, 8.000% due 2/1/13                 5,972,100
----------------------------------------------------------------------------------------------------------
                                                                                                17,355,755
----------------------------------------------------------------------------------------------------------
Telecommunications -- 1.8%
   3,000,000     BBB     AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31               2,322,867
   5,000,000     Aa2*    BellSouth Telecommunications Inc., Debentures,
                           7.000% due 10/1/25                                                    5,062,555
   5,000,000     A       Vodafone Group PLC, Notes, 7.750% due 2/15/10                           5,325,525
----------------------------------------------------------------------------------------------------------
                                                                                                12,710,947
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

9   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    FACE
   AMOUNT        RATING(a)                     SECURITY                                           VALUE
==========================================================================================================
Transportation -- 5.6%
$  6,000,000     BBB+    Burlington North Santa Fe Corp., Sr. Notes, 5.900% due 7/1/12        $  5,930,706
  10,000,000     BBB     CSX Corp., Notes, 6.250% due 10/15/08                                  10,370,350
   5,000,000     BBB     Federal Express Corp., Notes, 9.650% due 6/15/12                        6,106,445
   5,000,000     Baa1*   Norfolk Southern Corp., Bonds, 7.700% due 5/15/17                       5,762,075
   4,000,000     BBB     Union Pacific Corp., Debentures, 7.000% due 2/1/16                      4,284,864
   5,000,000     AAA     United Parcel Service, Inc., Series B, Debentures,
                           8.375% due 4/1/20                                                     6,038,185
----------------------------------------------------------------------------------------------------------
                                                                                                38,492,625
----------------------------------------------------------------------------------------------------------
Wireless Communications -- 0.6%
   5,000,000     A+      Cingular Wireless, Series E, Bonds, 7.125% due 12/15/31 (b)             4,334,500
----------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $505,565,097)                                                527,994,994
==========================================================================================================
U.S. GOVERNMENT SECTOR -- 23.2%

U.S. Treasury Obligations -- 12.5%
                         U.S. Treasury Notes:
 20,000,000                 3.000% due 2/29/04                                                  20,122,660
 20,000,000                 3.375% due 4/30/04                                                  20,217,280
 10,000,000                 4.375% due 5/15/07                                                  10,140,630
 10,000,000              U.S. Treasury Strips, zero coupon due 11/15/24                          2,647,130
 34,000,000              U.S. Treasury Bonds, 5.375% due 2/15/31                                33,304,088
----------------------------------------------------------------------------------------------------------
                                                                                                86,431,788
----------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 10.7%
 35,000,000              Fannie Mae, 6.625% due 11/15/30                                        37,074,345
 15,000,000              Federal Home Loan Mortgage Corp. (FHLMC),
                            5.875% due 3/21/11                                                  15,400,590
  1,138,840              Federal National Mortgage Association (FNMA),
                            6.500% due 9/1/28 - 1/1/29                                           1,165,893
 19,708,449              Government National Mortgage Association (GNMA),
                            6.500% due 3/15/28 - 3/15/29                                        20,206,850
----------------------------------------------------------------------------------------------------------
                                                                                                73,847,678
----------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost -- $158,113,830)                                                160,279,466
==========================================================================================================
REPURCHASE AGREEMENT -- 0.3%
  1,769,000              J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds
                            at maturity -- $1,769,265; (Fully collateralized by U.S.
                            Treasury Bonds, 7.250% to 13.875% due 5/15/09 to
                            2/15/20; Market value -- $1,804,390) (Cost -- $1,769,000)            1,769,000
==========================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $665,447,927**)                                             $690,043,460
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

      See page 11 for definitions of ratings.

                       See Notes to Financial Statements.

10   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &
       Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

11   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $665,447,927)                        $ 690,043,460
     Cash                                                                        4,928
     Interest receivable                                                    11,459,095
     Receivable for Fund shares sold                                         1,794,979
---------------------------------------------------------------------------------------
     Total Assets                                                          703,302,462
---------------------------------------------------------------------------------------

LIABILITIES:
     Dividends payable                                                       1,479,364
     Payable for Fund shares purchased                                         705,107
     Investment advisory fee payable                                           273,524
     Distribution fees payable                                                 102,794
     Administration fee payable                                                 95,032
     Accrued expenses                                                          108,243
---------------------------------------------------------------------------------------
     Total Liabilities                                                       2,764,064
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 700,538,398
=======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      58,225
     Capital paid in excess of par value                                   705,956,214
     Overdistributed net investment income                                  (2,210,036)
     Accumulated net realized loss from security transactions              (27,861,538)
     Net unrealized appreciation of investments                             24,595,533
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 700,538,398
=======================================================================================
Shares Outstanding:
     Class A                                                                26,092,427
     ----------------------------------------------------------------------------------
     Class B                                                                14,343,914
     ----------------------------------------------------------------------------------
     Class L                                                                 3,851,478
     ----------------------------------------------------------------------------------
     Class Y                                                                13,937,389
     ----------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       12.04
     ----------------------------------------------------------------------------------
     Class B *                                                           $       12.02
     ----------------------------------------------------------------------------------
     Class L **                                                          $       12.00
     ----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       12.03
     ----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       12.61
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       12.12
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

12   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended June 30, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  21,549,067
-------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fee (Note 2)                                                  1,469,221
     Distribution fees (Note 2)                                                        1,129,575
     Administration fee (Note 2)                                                         647,376
     Shareholder and system servicing fees                                               227,087
     Shareholder communications                                                           60,634
     Registration fees                                                                    30,798
     Custody                                                                              26,249
     Audit and legal                                                                      25,223
     Directors' fees                                                                      22,336
     Other                                                                                 9,297
-------------------------------------------------------------------------------------------------
     Total Expenses                                                                    3,647,796
-------------------------------------------------------------------------------------------------
Net Investment Income                                                                 17,901,271
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales                                                           240,676,490
       Cost of securities sold                                                       251,799,737
-------------------------------------------------------------------------------------------------
     Net Realized Loss                                                               (11,123,247)
-------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                           14,483,260
        End of period                                                                 24,595,533
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                          10,112,273
-------------------------------------------------------------------------------------------------
Net Loss on Investments                                                               (1,010,974)
-------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  16,890,297
=================================================================================================

                       See Notes to Financial Statements.

13   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001


                                                                           2002             2001
=====================================================================================================
OPERATIONS:
     Net investment income                                            $  17,901,271    $  34,989,996
     Net realized gain (loss)                                           (11,123,247)       3,618,726
     Increase in net unrealized appreciation                             10,112,273       13,448,733
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              16,890,297       52,057,455
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (20,053,029)     (35,229,400)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (20,053,029)     (35,229,400)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                   136,984,584      212,293,625
     Net asset value of shares issued for reinvestment of dividends      10,927,624       18,837,233
     Cost of shares reacquired                                          (81,681,409)    (134,857,654)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 66,230,799       96,273,204
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   63,068,067      113,101,259

NET ASSETS:
     Beginning of period                                                637,470,331      524,369,072
-----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 700,538,398    $ 637,470,331
=====================================================================================================
* Includes overdistributed net investment income of:                  $  (2,210,036)   $     (58,278)
=====================================================================================================

                       See Notes to Financial Statements.

14   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income decreased by $133,680, net realized loss decreased by $125,149 and the change in net unrealized appreciation of investments increased by $8,531.

15   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by TB&T. For the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $150,131 to TB&T.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both subsidiaries of Citigroup, act as the Portfolio's distributors. SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, SSB and its affiliates received sales charges of approximately $704,000 and $86,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates were approximately:

                                               Class A      Class B      Class L
================================================================================
CDSCs                                          $3,000      $141,000      $8,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 2002, total Distribution Plan fees incurred were:

                                               Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $370,916     $612,134     $146,525
================================================================================

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

16   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $318,798,283
--------------------------------------------------------------------------------
Sales                                                                240,676,490
================================================================================

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 29,462,930
Gross unrealized depreciation                                        (4,867,397)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 24,595,533
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Portfolio did not have any securities on loan.

6. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $16,738,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                  2007                 2008
================================================================================
Capital Loss Carryforwards                     $6,312,000          $10,426,000
================================================================================

17   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7. Capital Shares

At June 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:


                                           Six Months Ended                        Year Ended
                                            June 30, 2002                      December 31, 2001
                                    ------------------------------      -----------------------------
                                       Shares           Amount            Shares            Amount
=====================================================================================================
Class A
Shares sold                          4,279,930       $ 51,477,225        8,691,030      $104,862,288
Shares issued on reinvestment          584,002          7,004,277          996,492        11,963,379
Shares reacquired                   (2,563,426)       (30,787,314)      (4,522,839)      (54,539,681)
-----------------------------------------------------------------------------------------------------
Net Increase                         2,300,506       $ 27,694,188        5,164,683      $ 62,285,986
=====================================================================================================
Class B
Shares sold                          2,850,149       $ 34,199,038        4,700,769      $ 56,682,823
Shares issued on reinvestment          261,268          3,128,439          476,282         5,704,198
Shares reacquired                   (2,142,117)       (25,620,765)      (4,664,936)      (56,108,294)
-----------------------------------------------------------------------------------------------------
Net Increase                           969,300       $ 11,706,712          512,115      $  6,278,727
=====================================================================================================
Class L
Shares sold                            904,552       $ 10,849,514        1,964,497      $ 23,613,227
Shares issued on reinvestment           66,527            794,908           97,653         1,169,656
Shares reacquired                     (366,085)        (4,367,791)        (546,442)       (6,553,259)
-----------------------------------------------------------------------------------------------------
Net Increase                           604,994       $  7,276,631        1,515,708      $ 18,229,624
=====================================================================================================
Class Y
Shares sold                          3,378,331       $ 40,458,807        2,249,232      $ 27,135,287
Shares reacquired                   (1,737,429)       (20,905,539)      (1,467,303)      (17,656,420)
-----------------------------------------------------------------------------------------------------
Net Increase                         1,640,902       $ 19,553,268          781,929      $  9,478,867
=====================================================================================================

18   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                   2002(1)(2)        2001(2)       2000(2)        1999(2)        1998(2)       1997
====================================================================================================================================
Net Asset Value, Beginning of Period           $  12.10          $  11.73      $  11.22       $  13.12       $  13.19      $  12.27
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.33              0.74          0.73           0.72           0.77          0.80
  Net realized and unrealized gain (loss)(3)      (0.03)             0.37          0.50          (1.88)          0.29          1.20
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.30              1.11          1.23          (1.16)          1.06          2.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.36)            (0.74)        (0.72)         (0.73)         (0.76)        (0.80)
  Net realized gains                                 --                --            --             --          (0.37)        (0.28)
  Capital                                            --                --            --          (0.01)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.36)            (0.74)        (0.72)         (0.74)         (1.13)        (1.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  12.04          $  12.10      $  11.73       $  11.22       $  13.12      $  13.19
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       2.55%++           9.70%        11.36%         (9.09)%         8.30%        17.10%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $    314          $    288      $    218       $    211       $    253      $    222
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.03%+            1.00%         1.03%          1.03%          1.04%         1.02%
  Net investment income(3)                         5.53+             6.10          6.44           5.94           5.73          6.43
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              38%               39%           77%           147%            32%           39%
====================================================================================================================================

Class B Shares                                   2002(1)(2)        2001(2)       2000(2)        1999(2)        1998(2)       1997
====================================================================================================================================
Net Asset Value, Beginning of Period           $  12.08          $  11.71      $  11.21       $  13.09       $  13.19      $  12.29
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.30              0.67          0.66           0.66           0.70          0.75
  Net realized and unrealized gain (loss)(3)      (0.03)             0.38          0.50          (1.87)          0.29          1.18
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.27              1.05          1.16          (1.21)          0.99          1.93
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.33)            (0.68)        (0.66)         (0.66)         (0.72)        (0.75)
  Net realized gains                                 --                --            --             --          (0.37)        (0.28)
  Capital                                            --                --            --          (0.01)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.33)            (0.68)        (0.66)         (0.67)         (1.09)        (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  12.02          $  12.08      $  11.71       $  11.21       $  13.09      $  13.19
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                       2.29%++           9.17%        10.73%         (9.44)%         7.72%        16.44%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $    173          $    161      $    151       $    192       $    260      $    249
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.54%+            1.51%         1.54%          1.52%          1.53%         1.51%
  Net investment income(3)                         5.03+             5.59          5.93           5.44           5.23          5.95
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              38%               39%           77%           147%            32%           39%
====================================================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended June 30, 2002, the annualized ratio of net investment income to average net assets for Class A and B shares would have been 5.57% and 5.07%, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

19   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                    2002(1)(2)      2001(2)       2000(2)        1999(2)      1998(2)(3)      1997
====================================================================================================================================
Net Asset Value, Beginning of Period             $  12.06        $  11.69      $  11.19      $  13.07       $  13.18      $  12.30
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                           0.30            0.68          0.67          0.67           0.70          0.72
  Net realized and unrealized gain (loss)(4)        (0.02)           0.38          0.50         (1.88)          0.30          1.21
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.28            1.06          1.17         (1.21)          1.00          1.93
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.34)          (0.69)        (0.67)        (0.66)         (0.74)        (0.77)
  Net realized gains                                   --              --            --            --          (0.37)        (0.28)
  Capital                                              --              --            --         (0.01)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.34)          (0.69)        (0.67)        (0.67)         (1.11)        (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  12.00        $  12.06      $  11.69      $  11.19       $  13.07      $  13.18
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         2.35%++         9.28%        10.81%        (9.44)%         7.83%        16.41%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $     46        $     39      $     20      $     19       $     19      $     10
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.48%+          1.41%         1.47%         1.46%          1.54%         1.49%
  Net investment income(4)                           5.09+           5.60          6.00          5.52           5.22          5.93
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                38%             39%           77%          147%            32%           39%
====================================================================================================================================

Class Y Shares                                    2002(1)(2)      2001(2)       2000(2)       1999(2)        1998(2)         1997
====================================================================================================================================
Net Asset Value, Beginning of Period             $  12.09        $  11.72      $  11.22      $  13.11       $  13.19      $  12.28
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                           0.35            0.78          0.77          0.76           0.82          0.83
  Net realized and unrealized gain (loss)(4)        (0.03)           0.37          0.49         (1.87)          0.29          1.21
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.32            1.15          1.26         (1.11)          1.11          2.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.38)          (0.78)        (0.76)        (0.77)         (0.82)        (0.85)
  Net realized gains                                   --              --            --            --          (0.37)        (0.28)
  Capital                                              --              --            --         (0.01)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.38)          (0.78)        (0.76)        (0.78)         (1.19)        (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  12.03        $  12.09      $  11.72      $  11.22       $  13.11      $  13.19
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                         2.72%++        10.07%        11.66%        (8.68)%         8.66%        17.44%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $    168        $    149      $    135      $    109       $     96      $     69
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           0.67%+          0.68%         0.69%         0.68%          0.70%         0.69%
  Net investment income(4)                           5.89+           6.43          6.78          6.31           6.07          6.63
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                38%             39%           77%          147%            32%           39%
====================================================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended June 30, 2002, the annualized ratio of net investment income to average net assets for Class L and Y shares would have been 5.13% and 5.93%, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

20   Smith Barney Investment Grade Bond Fund  |
                                         2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Smith Barney Investment Grade Bond Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02352 8/02                                                             02-3593

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002

  [LOGO] Smith Barney
         Mutual Funds

  Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney Government Securities Fund ("Portfolio") for the period ended June 30, 2002. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update


[PHOTO]

HEATH B.
MCLENDON
Chairman

For the six months ended June 30, 2002, the Portfolio's Class A shares returned 3.99%, excluding sales charges. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ returned 3.78% for the same period./2/

Investment Strategy

The Portfolio seeks high current return and, under normal circumstances, invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government, or only by the credit of the issuer itself. (Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.)

--------
1 The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
2 Past performance is not indicative of future results.


    1 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

Market Overview

The U.S. Federal Reserve Board ("Fed") reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds rate ("fed funds rate")/3/ steady since then. While short-term rates remained the same, the yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political developments, including escalation of tensions between India and Pakistan and between Israelis and Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market and after the earlier weakness, prices began to rebound. The mortgage market continued to perform well during the period in spite of high prepayments.

Market and Portfolio Outlook

Although the stock market has continued to gyrate wildly, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half 2002 but at a moderate pace. We expect consumer spending to remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

--------
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    2 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

Subsequent to the end of the reporting period, the Portfolio's management team changed. Going forward, Francis Mustaro and Mark Lindbloom, both investment officers of Smith Barney Fund Management LLC, will co-manage the Portfolio.

Thank you for your investment in the Smith Barney Government Securities Fund. We look forward to continuing to help you meet your investment objectives.


Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

July 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 and 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.



    3 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income     Return      Total
Period Ended           of Period of Period Dividends of Capital Returns/(1)+/
-----------------------------------------------------------------------------
6/30/02                 $ 9.52    $ 9.71     $0.19     $0.00        3.99%++
----------------------------------------------------------------------------
12/31/01                  9.45      9.52      0.45      0.00        5.60
----------------------------------------------------------------------------
12/31/00                  8.99      9.45      0.55      0.00       11.65
----------------------------------------------------------------------------
12/31/99                  9.97      8.99      0.49      0.00*      (4.96)
----------------------------------------------------------------------------
12/31/98                  9.75      9.97      0.55      0.00        8.12
----------------------------------------------------------------------------
12/31/97                  9.34      9.75      0.60      0.00       11.23
----------------------------------------------------------------------------
12/31/96                  9.77      9.34      0.59      0.01        1.96
----------------------------------------------------------------------------
12/31/95                  9.17      9.77      0.69      0.00       14.50
----------------------------------------------------------------------------
12/31/94                 10.01      9.17      0.49      0.07       (2.76)
----------------------------------------------------------------------------
12/31/93                  9.69     10.01      0.72      0.00       10.87
----------------------------------------------------------------------------
Inception** - 12/31/92    9.56      9.69      0.08      0.02        2.41++
----------------------------------------------------------------------------
Total                                        $5.40     $0.10
----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                     Net Asset Value
                   -------------------
                   Beginning    End     Income     Return      Total
      Period Ended of Period of Period Dividends of Capital Returns/(1)+/
      -------------------------------------------------------------------
        6/30/02     $ 9.53    $ 9.72     $0.16     $0.00        3.71%++
      ------------------------------------------------------------------
        12/31/01      9.46      9.53      0.40      0.00        5.05
      ------------------------------------------------------------------
        12/31/00      9.00      9.46      0.50      0.00       11.06
      ------------------------------------------------------------------
        12/31/99      9.97      9.00      0.45      0.00*      (5.35)
      ------------------------------------------------------------------
        12/31/98      9.79      9.97      0.53      0.00        7.44
      ------------------------------------------------------------------
        12/31/97      9.38      9.79      0.57      0.00       10.82
      ------------------------------------------------------------------
        12/31/96      9.81      9.38      0.54      0.01        1.42
      ------------------------------------------------------------------
        12/31/95      9.17      9.81      0.60      0.00       13.87
      ------------------------------------------------------------------
        12/31/94     10.01      9.17      0.45      0.07       (3.25)
      ------------------------------------------------------------------
        12/31/93      9.68     10.01      0.67      0.00       10.45
      ------------------------------------------------------------------
        12/31/92      9.81      9.68      0.53      0.11        5.45
      ------------------------------------------------------------------
        Total                            $5.40     $0.19
      ------------------------------------------------------------------


    4 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                          Net Asset Value
                        -------------------
                        Beginning    End     Income     Return      Total
 Period Ended           of Period of Period Dividends of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
 6/30/02                 $ 9.53    $ 9.71     $0.16     $0.00        3.65%++
 -----------------------------------------------------------------------------
 12/31/01                  9.45      9.53      0.40      0.00        5.22
 -----------------------------------------------------------------------------
 12/31/00                  8.99      9.45      0.51      0.00       11.10
 -----------------------------------------------------------------------------
 12/31/99                  9.97      8.99      0.45      0.00*      (5.41)
 -----------------------------------------------------------------------------
 12/31/98                  9.78      9.97      0.53      0.00        7.56
 -----------------------------------------------------------------------------
 12/31/97                  9.38      9.78      0.57      0.00       10.75
 -----------------------------------------------------------------------------
 12/31/96                  9.81      9.38      0.55      0.01        1.47
 -----------------------------------------------------------------------------
 12/31/95                  9.17      9.81      0.61      0.00       13.93
 -----------------------------------------------------------------------------
 12/31/94                 10.01      9.17      0.45      0.07       (3.25)
 -----------------------------------------------------------------------------
 Inception** - 12/31/93    9.90     10.01      0.61      0.00        7.36++
 -----------------------------------------------------------------------------
 Total                                        $4.84     $0.08
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income     Return      Total
Period Ended           of Period of Period Dividends of Capital Returns/(1)+/
-----------------------------------------------------------------------------
6/30/02                  $9.53     $9.71     $0.20     $0.00        4.06%++
-----------------------------------------------------------------------------
12/31/01                  9.45      9.53      0.48      0.00        6.07
-----------------------------------------------------------------------------
12/31/00                  8.99      9.45      0.58      0.00       12.02
-----------------------------------------------------------------------------
12/31/99                  9.97      8.99      0.53      0.00*      (4.61)
-----------------------------------------------------------------------------
12/31/98                  9.76      9.97      0.59      0.00        8.42
-----------------------------------------------------------------------------
12/31/97                  9.34      9.76      0.63      0.00       11.73
-----------------------------------------------------------------------------
Inception** - 12/31/96    9.71      9.34      0.56      0.01        2.30++
-----------------------------------------------------------------------------
Total                                        $3.57     $0.01
-----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income     Return      Total
Period Ended           of Period of Period Dividends of Capital Returns/(1)+/
-----------------------------------------------------------------------------
6/30/02                  $9.52     $9.70     $0.20     $0.00        4.07%++
-----------------------------------------------------------------------------
12/31/01                  9.44      9.52      0.48      0.00        6.07
-----------------------------------------------------------------------------
12/31/00                  8.99      9.44      0.58      0.00       11.91
-----------------------------------------------------------------------------
Inception** - 12/31/99    9.97      8.99      0.53      0.00*      (4.61)++
-----------------------------------------------------------------------------
Total                                        $1.79     $0.00
-----------------------------------------------------------------------------


    5 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES

                          Net Asset Value
                        -------------------
                        Beginning    End     Income     Return      Total
 Period Ended           of Period of Period Dividends of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
 6/30/02                  $9.53     $9.72     $0.19     $0.00        4.05%++
 -----------------------------------------------------------------------------
 12/31/01                  9.47      9.53      0.45      0.02        5.74
 -----------------------------------------------------------------------------
 Inception** - 12/31/00    9.17      9.47      0.20      0.00        5.47++
 -----------------------------------------------------------------------------
 Total                                        $0.84     $0.02
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                        Without Sales Charges/(1)/
                              -----------------------------------------------
                              Class A Class B Class L Class Y Class Z Class 1
  ---------------------------------------------------------------------------
  Six Months Ended 6/30/02++   3.99%   3.71%   3.65%   4.06%   4.07%   4.05%
  ---------------------------------------------------------------------------
  Year Ended 6/30/02           7.96    7.38    7.36    8.22    8.22    8.02
  ---------------------------------------------------------------------------
  Five Years Ended 6/30/02     6.27    5.73    5.76    6.62     N/A     N/A
  ---------------------------------------------------------------------------
  Ten Years Ended 6/30/02       N/A    5.85     N/A     N/A     N/A     N/A
  ---------------------------------------------------------------------------
  Inception** through 6/30/02  6.33    7.36    5.43    6.12    4.82    8.63
  ---------------------------------------------------------------------------

                                          With Sales Charges/(2)/
                             --------------------------------------------------
                             Class A  Class B  Class L Class Y Class Z Class 1
 ------------------------------------------------------------------------------
 Six Months Ended 6/30/02++   (0.70)%  (0.79)%  1.58%   4.06%   4.07%   (2.97)%
 ------------------------------------------------------------------------------
 Year Ended 6/30/02            3.12     2.88    5.35    8.22    8.22     0.73
 ------------------------------------------------------------------------------
 Five Years Ended 6/30/02      5.30     5.57    5.56    6.62     N/A      N/A
 ------------------------------------------------------------------------------
 Ten Years Ended 6/30/02        N/A     5.85     N/A     N/A     N/A      N/A
 ------------------------------------------------------------------------------
 Inception** through 6/30/02   5.82     7.36    5.32    6.12    4.82     4.51
 ------------------------------------------------------------------------------


    6 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+



                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (Inception** through 6/30/02)           80.79%
        ----------------------------------------------------------------
        Class B (6/30/92 through 6/30/02)               76.61
        ----------------------------------------------------------------
        Class L (Inception** through 6/30/02)           64.38
        ----------------------------------------------------------------
        Class Y (Inception** through 6/30/02)           46.17
        ----------------------------------------------------------------
        Class Z (Inception** through 6/30/02)           17.83
        ----------------------------------------------------------------
        Class 1 (Inception** through 6/30/02)           16.04
        ----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 4.50%,1.00% and 6.75%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L, Y, Z and 1 shares are November 6, 1992, March 20, 1984, February 4, 1993, February 7, 1996, January 4, 1999 and September 12, 2000, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


    7 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



  Growth of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index and Lipper General
                      U.S. Government Peer Group Average+

--------------------------------------------------------------------------------
                            June 1992 -- June 2002

                                    [CHART]

         Smith Barney              Lehman Bros.               Lipper
          Government                 Brothers              General U.S.
          Securities                Government              Gov't Peer
 Date        Fund                   Bond Index            Group Average
---------------------------------------------------------------------------
  6/92        10,000                   10,000                 10,000
 12/92        10,489                   10,498                 10,453
 12/93        11,585                   11,617                 11,423
 12/94        11,216                   11,224                 10,918
 12/95        12,773                   13,282                 12,863
 12/96        12,954                   13,651                 13,082
 12/97        14,355                   14,960                 14,252
 12/98        15,423                   16,433                 15,399
 12/99        14,597                   16,067                 14,938
 12/00        16,211                   18,194                 16,679
 12/01        17,029                   19,746                 17,770
  6/02        17,661                   20,493                 18,417



+Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Portfolio's peer group of 170 mutual funds investing in U.S. Government securities as of June 30, 2002. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The perfor- mance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    8 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                             PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
         [CHART]

Asset-Backed Securities       1.9%
Repurchase Agreement          7.8%
U.S. Government Obligations  24.6%
U.S. Government Agencies     65.7%

U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States government, its agencies or instrumentalities and include such instruments as Treasury bills, notes and bonds.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.



--------
* All information is as of June 30, 2002. Please note that Portfolio holdings and their weightings are subject to change.


    9 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2002


   FACE
  AMOUNT                        SECURITY                         VALUE
--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 24.6%
            U.S. Treasury Notes:
$10,000,000   3.000% due 2/29/04                             $ 10,061,330
 18,415,000   7.250% due 8/15/04                               20,034,949
 10,750,000   6.750% due 5/15/05                               11,735,979
  6,000,000   4.375% due 5/15/07 (a)                            6,084,378
 24,500,000   5.750% due 8/15/10                               26,215,025
 38,500,000   4.875% due 2/15/12                               38,656,425
            U.S. Treasury Bonds:
  4,900,000   10.750% due 8/15/05 (a)                           5,944,675
 18,600,000   7.250% due 5/15/16 (a)                           21,926,963
 14,100,000   9.000% due 11/15/18 (a)                          19,365,476
 15,000,000   7.625% due 2/15/25 (a)                           18,718,125
            U.S. Treasury Strips:
 22,100,000   Zero coupon due 8/15/13                          12,139,265
 38,300,000   Zero coupon due 11/15/13                         20,664,612
--------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Cost -- $204,863,611)                            211,547,202
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 65.7%
U.S. Government Agency Pass-Throughs -- 42.5%
            Federal Home Loan Mortgage Corp. (FHLMC):
    230,686   30 Year, 6.250% due 6/15/24                         238,175
 71,595,680   30 Year, 6.500% due 3/1/32 (a)(b)                73,423,433
 23,469,511   30 Year, 6.000% due 5/1/32 (b)                   23,479,239
 11,000,000   30 Year, 6.500% due 7/1/32 (c)                   11,220,000
            Federal National Mortgage Association (FNMA):
      2,387   15 Year, 7.000% due 7/1/03 (b)                        2,437
  7,993,054   15 Year, 5.500% due 12/1/16 (b)                   8,014,009
 29,347,423   15 Year, 6.000% due 5/1/17 (b)                   29,976,559
  2,749,314   30 Year, 6.500% due 5/1/31                        2,808,156
 30,070,859   30 Year, 7.500% due 4/1/32 (b)                   31,593,412
 43,575,874   30 Year, 7.000% due 5/1/32 (b)                   45,193,643
 46,800,000   30 Year, 6.000% due 7/1/32 (b)                   46,751,176
 20,500,000   30 Year, 6.000% due 7/1/32 (c)                   20,442,190
 20,000,000   30 Year, 6.500% due 7/1/32 (c)                   20,387,400
 12,500,000   30 Year, 7.000% due 7/1/32 (c)                   12,945,250
            Government National Mortgage Association (GNMA):
     80,068   30 Year, 8.500% due 4/15/30                          85,827
 21,290,899   30 Year, 7.000% due 11/15/31 (b)                 22,161,865
  8,305,790   30 Year, 7.500% due 2/15/32 (b)                   8,775,437
  7,462,935   30 Year, 6.500% due 5/15/32 (b)                   7,632,069
--------------------------------------------------------------------------
                                                              365,130,277
--------------------------------------------------------------------------


                      See Notes to Financial Statements.



    10 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)      JUNE 30, 2002


   FACE
  AMOUNT                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
U.S. Government Agency Notes -- 23.2%
            Federal Home Loan Bank (FHLB):
$10,500,000   3.375% due 5/14/04                                                  $ 10,550,715
 12,000,000   7.125% due 2/15/05                                                    13,093,764
            Federal Home Loan Mortgage Corp. (FHLMC):
 18,000,000   3.750% due 4/15/04                                                    18,297,360
 17,000,000   5.000% due 5/15/04                                                    17,653,327
 48,000,000   3.250% due 11/15/04                                                   48,046,896
            Federal National Mortgage Association (FNMA):
 16,900,000   4.750% due 11/14/03                                                   17,427,939
 17,000,000   4.750% due 1/2/07                                                     17,230,537
 20,000,000   6.625% due 10/15/07                                                   21,973,540
 34,300,000   5.250% due 1/15/09                                                    35,082,520
----------------------------------------------------------------------------------------------
                                                                                   199,356,598
----------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $554,841,481)                                                 564,486,875
----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.9%
 15,000,000 DaimlerChrysler Auto Trust, Series 2001-D, Class A3,
             3.150% due 11/6/05 (a)                                                 15,095,948
    625,231 Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEM1,
             6.710% due 8/15/29                                                        658,574
----------------------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $15,643,934)                                                   15,754,522
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.8%
 67,244,000 CIBC World Markets Corp., 1.870% due 7/1/02; Proceeds at maturity --
             $67,254,479; (Fully collateralized by U.S. Treasury Bills, Notes and
             Bonds, 0.000% to 11.125% due 11/29/02 to 8/15/03;
             Market value -- $68,600,766) (Cost -- $67,244,000)                     67,244,000
----------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $842,593,026*)                                               $859,032,599
----------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for extended settlements of a "to-be-announced" security.
(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c) Security is traded on a "to-be-announced" basis (See Note 9).
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



    11 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      JUNE 30, 2002


ASSETS:
  Investments, at value (Cost -- $842,593,026)                       $859,032,599
  Cash                                                                        263
  Receivables for securities sold                                      36,267,207
  Interest receivable                                                   7,160,450
  Receivable for Fund shares sold                                       1,770,351
  Other receivables                                                        93,750
----------------------------------------------------------------------------------
  Total Assets                                                        904,324,620
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    100,925,975
  Payable for Fund shares purchased                                       862,124
  Dividends payable                                                       839,701
  Investment advisory fee payable                                         265,076
  Distribution fees payable                                               202,965
  Administration fee payable                                              122,758
  Accrued expenses                                                        253,073
----------------------------------------------------------------------------------
  Total Liabilities                                                   103,471,672
----------------------------------------------------------------------------------
Total Net Assets                                                     $800,852,948
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     82,497
  Capital paid in excess of par value                                 882,191,236
  Overdistributed net investment income                                  (136,925)
  Accumulated net realized loss from security transactions            (97,723,433)
  Net unrealized appreciation of investments                           16,439,573
----------------------------------------------------------------------------------
Total Net Assets                                                     $800,852,948
----------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              35,792,803
-------------------------------------------------------
  Class B                                                               8,954,373
-------------------------------------------------------
  Class L                                                               2,302,717
-------------------------------------------------------
  Class Y                                                              14,456,402
-------------------------------------------------------
  Class Z                                                               9,239,351
-------------------------------------------------------
  Class 1                                                              11,750,944
-------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                            $9.71
-------------------------------------------------------
  Class B *                                                                 $9.72
-------------------------------------------------------
  Class L **                                                                $9.71
-------------------------------------------------------
  Class Y (and redemption price)                                            $9.71
-------------------------------------------------------
  Class Z (and redemption price)                                            $9.70
-------------------------------------------------------
  Class 1 (and redemption price)                                            $9.72
-------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)        $10.17
-------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)         $9.81
-------------------------------------------------------
  Class 1 (net asset value plus 7.24% of net asset value per share)        $10.42
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



    12 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)


For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
  Interest                                                                     $ 18,596,021
-------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                                1,354,646
  Distribution fees (Note 2)                                                        778,799
  Administration fee (Note 2)                                                       774,084
  Shareholder and system servicing fees                                             301,410
  Shareholder communications                                                         26,325
  Custody                                                                            22,160
  Directors' fees                                                                    21,960
  Audit and legal                                                                    18,346
  Pricing service fees                                                               11,657
  Registration fees                                                                     140
  Other                                                                              38,071
-------------------------------------------------------------------------------------------
  Total Expenses                                                                  3,347,598
-------------------------------------------------------------------------------------------
Net Investment Income                                                            15,248,423
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          746,279,340
   Cost of securities sold                                                      745,736,101
-------------------------------------------------------------------------------------------
  Net Realized Gain                                                                 543,239
-------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                            1,938,681
   End of period                                                                 16,439,573
-------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                        14,500,892
-------------------------------------------------------------------------------------------
Net Gain on Investments                                                          15,044,131
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 30,292,554
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    13 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited)
and the Year Ended December 31, 2001
                                                                      2002           2001
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 15,248,423  $  36,735,525
  Net realized gain                                                    543,239     32,371,372
  Increase (decrease) in net unrealized appreciation                14,500,892    (25,221,590)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            30,292,554     43,885,307
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (15,381,053)   (38,309,509)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (15,381,053)   (38,309,509)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                                  99,667,112    162,260,061
  Net asset value of shares issued for reinvestment of dividends    10,168,600     23,531,062
  Cost of shares reacquired                                        (97,738,627)  (236,786,279)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                                     12,097,085    (50,995,156)
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   27,008,586    (45,419,358)

NET ASSETS:
  Beginning of period                                              773,844,362    819,263,720
----------------------------------------------------------------------------------------------
  End of period*                                                  $800,852,948  $ 773,844,362
----------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                $(136,925)       $(4,295)
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    14 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Premier Selections Large Cap, Smith Barney Premier Selections All Cap Growth, Smith Barney Premier Selections Global Growth, Smith Barney Group Spectrum and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect


    15 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders
permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,968,502 and accumulated net investment loss of $1,492,495 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an investment advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. TB&T receives account fees and asset-based fees that vary according to size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $160,859 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, acts as the Portfolio's distributors. SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.



    16 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

There are maximum initial sales charges of 4.50%, 1.00% and 6.75% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, SSB and its affiliates received sales charges of approximately $67,000, $436,000 and $41,000 on sales of the Portfolio's Class 1, A and L shares, respectively. In addition, for the six months ended June 30, 2002, CDSCs paid to SSB and its affiliates were approximately $1,000, $118,000 and $7,000 for Class A, Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class to SSB. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively to SSB. For the six months ended June 30, 2002, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
------------------------------------------------
Distribution Plan Fees $418,706 $295,402 $64,691
------------------------------------------------

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities and proceeds from paydowns) were as follows:

                             ----------------------
                             Purchases $776,760,656
                             ----------------------
                             Sales      746,279,340
                             ----------------------



    17 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

At June 30, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   ------------------------------------------
                   Gross unrealized appreciation $16,488,320
                   Gross unrealized depreciation     (48,747)
                   ------------------------------------------
                   Net unrealized appreciation   $16,439,573
                   ------------------------------------------

4. Capital Loss Carryforward
At December 31, 2001, the Portfolio had, for Federal tax purposes, approximately $96,206,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      Carryforward Expiration   Amount
                      -----------------------------------
                               2002           $ 7,950,000
                      -----------------------------------
                               2003             4,331,000
                      -----------------------------------
                               2004               707,000
                      -----------------------------------
                               2006            15,963,000
                      -----------------------------------
                               2007            50,897,000
                      -----------------------------------
                               2008            16,358,000
                      -----------------------------------

5. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfo-


    18 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders
lio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended June 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Port-
 folio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Portfolio did not hold any futures contracts.

8. Options Contracts
Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds


    19 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders
from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

9. Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.


    20 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 2002, the Portfolio held four TBA securities with a cost of $64,745,625.

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Portfolio did not have any securities on loan.

11. Capital Shares
At June 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


    21 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                  Six Months Ended             Year Ended
                                    June 30, 2002           December 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    4,668,491  $ 44,712,491   6,958,583  $ 66,445,408
Shares issued on reinvestment    501,640     4,803,045   1,185,034    11,266,186
Shares reacquired             (4,440,513)  (42,500,529) (8,123,645)  (77,502,556)
---------------------------------------------------------------------------------
Net Increase                     729,618  $  7,015,007      19,972  $    209,038
---------------------------------------------------------------------------------
Class B
Shares sold                    2,331,379  $ 22,386,768   4,287,472  $ 41,092,911
Shares issued on reinvestment    108,895     1,044,122     221,287     2,107,691
Shares reacquired             (1,624,339)  (15,548,117) (2,805,790)  (26,815,401)
---------------------------------------------------------------------------------
Net Increase                     815,935  $  7,882,773   1,702,969  $ 16,385,201
---------------------------------------------------------------------------------
Class L
Shares sold                      770,047  $  7,412,650   1,883,279  $ 18,031,405
Shares issued on reinvestment     24,178       231,792      43,880       418,233
Shares reacquired               (324,574)   (3,109,509)   (919,889)   (8,786,332)
---------------------------------------------------------------------------------
Net Increase                     469,651  $  4,534,933   1,007,270  $  9,663,306
---------------------------------------------------------------------------------
Class Y
Shares sold                      133,722  $  1,277,079      66,916  $    632,120
Shares issued on reinvestment        356         3,413         822         7,816
Shares reacquired             (1,082,597)  (10,401,136) (8,882,553)  (84,287,340)
---------------------------------------------------------------------------------
Net Decrease                    (948,519) $ (9,120,644) (8,814,815) $(83,647,404)
---------------------------------------------------------------------------------
Class Z
Shares sold                    2,165,746  $ 20,742,800   3,204,928  $ 30,716,546
Shares issued on reinvestment    187,263     1,792,818     390,788     3,715,947
Shares reacquired             (1,659,689)  (15,884,001) (1,832,132)  (17,530,830)
---------------------------------------------------------------------------------
Net Increase                     693,320  $  6,651,617   1,763,584  $ 16,901,663
---------------------------------------------------------------------------------
Class 1
Shares sold                      327,043  $  3,135,324     559,141  $  5,341,671
Shares issued on reinvestment    239,274     2,293,410     631,613     6,015,189
Shares reacquired             (1,074,355)  (10,295,335) (2,290,678)  (21,863,820)
---------------------------------------------------------------------------------
Net Decrease                    (508,038) $ (4,866,601) (1,099,924) $(10,506,960)
---------------------------------------------------------------------------------


    22 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares             2002/(1)(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/ 1998/(2)/      1997
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.52       $9.45     $8.99     $9.97      $9.75     $9.34
------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income         0.18        0.43      0.55      0.49       0.51      0.59
  Net realized and
   unrealized gain (loss)       0.20        0.09      0.46     (0.98)      0.26      0.42
------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                     0.38        0.52      1.01     (0.49)      0.77      1.01
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.19)      (0.45)    (0.55)    (0.49)     (0.55)    (0.60)
  Capital                         --          --        --     (0.00)*       --        --
------------------------------------------------------------------------------------------
Total Distributions            (0.19)      (0.45)    (0.55)    (0.49)     (0.55)    (0.60)
------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $9.71       $9.52     $9.45     $8.99      $9.97     $9.75
------------------------------------------------------------------------------------------
Total Return                    3.99%++     5.60%    11.65%    (4.96)%     8.12%    11.23%
------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)       $347,370    $333,878  $331,125  $288,133   $347,622  $361,124
------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Net investment income         3.88%+      4.50%     6.12%     5.21%      5.15%     6.24%
  Operating expenses            0.92+       0.96      0.92      0.93       0.92      0.92
  Interest expense                --          --        --      0.01       0.08      0.85
  Total expenses                0.92+       0.96      0.92      0.94       1.00      1.77
------------------------------------------------------------------------------------------
Portfolio Turnover Rate           97%        447%      280%      161%       334%      274%
------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    23 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                      2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/      1997
--------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $9.53      $9.46     $9.00     $9.97     $9.79      $9.38
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                  0.16       0.37      0.50      0.45      0.45       0.54
  Net realized and unrealized
   gain (loss)                           0.19       0.10      0.46     (0.97)     0.26       0.44
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.35       0.47      0.96     (0.52)     0.71       0.98
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.16)     (0.40)    (0.50)    (0.45)    (0.53)     (0.57)
  Capital                                  --         --        --     (0.00)*      --         --
--------------------------------------------------------------------------------------------------
Total Distributions                     (0.16)     (0.40)    (0.50)    (0.45)    (0.53)     (0.57)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $9.72      $9.53     $9.46     $9.00     $9.97      $9.79
--------------------------------------------------------------------------------------------------
Total Return                             3.71%++    5.05%    11.06%    (5.35)%    7.44%     10.82%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $86,999    $77,569   $60,863   $65,989   $92,082   $101,273
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                  3.35%+     3.94%     5.62%     4.72%     4.64%      5.73%
  Operating expenses                     1.42+      1.48      1.44      1.41      1.43       1.44
  Interest expense                         --         --        --      0.01      0.08       0.85
  Total expenses                         1.42+      1.48      1.44      1.42      1.51       2.29
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    97%       447%      280%      161%      334%       274%
--------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    24 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                             2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)(3)/    1997
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.53      $9.45     $8.99     $9.97      $9.78      $9.38
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.16       0.38      0.51      0.46       0.45       0.54
  Net realized and unrealized gain (loss)       0.18       0.10      0.46     (0.99)      0.27       0.43
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.34       0.48      0.97     (0.53)      0.72       0.97
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.16)     (0.40)    (0.51)    (0.45)     (0.53)     (0.57)
  Capital                                         --         --        --     (0.00)*       --         --
----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.16)     (0.40)    (0.51)    (0.45)     (0.53)     (0.57)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.71      $9.53     $9.45     $8.99      $9.97      $9.78
----------------------------------------------------------------------------------------------------------
Total Return                                    3.65%++    5.22%    11.10%    (5.41)%     7.56%     10.75%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $22,365    $17,468    $7,808    $6,611     $4,411     $2,311
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                         3.40%+     3.95%     5.67%     4.77%      4.63%      5.70%
  Operating expenses                            1.36+      1.42      1.37      1.39       1.40       1.39
  Interest expense                                --         --        --      0.01       0.08       0.85
  Total expenses                                1.36+      1.42      1.37      1.40       1.48       2.24
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           97%       447%      280%      161%       334%       274%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    25 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares             2002/(1)(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/ 1998/(2)/      1997
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $9.53       $9.45     $8.99     $9.97      $9.76     $9.34
------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income         0.20        0.47      0.59      0.53       0.54      0.61
  Net realized and
   unrealized gain (loss)       0.18        0.09      0.45     (0.98)      0.26      0.44
------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                     0.38        0.56      1.04     (0.45)      0.80      1.05
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income        (0.20)      (0.48)    (0.58)    (0.53)     (0.59)    (0.63)
  Capital                         --          --        --     (0.00)*       --        --
------------------------------------------------------------------------------------------
Total Distributions            (0.20)      (0.48)    (0.58)    (0.53)     (0.59)    (0.63)
------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $9.71       $9.53     $9.45     $8.99      $9.97     $9.76
------------------------------------------------------------------------------------------
Total Return                    4.06%++     6.07%    12.02%    (4.61)%     8.42%    11.73%
------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)       $140,335    $146,734  $228,898  $213,170   $191,253  $109,909
------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Net investment income         4.23%+      4.94%     6.47%     5.57%      5.43%     6.46%
  Operating expenses            0.59+       0.60      0.58      0.59       0.59      0.58
  Interest expense                --          --        --      0.01       0.08      0.85
  Total expenses                0.59+       0.60      0.58      0.60       0.67      1.43
------------------------------------------------------------------------------------------
Portfolio Turnover Rate           97%        447%      280%      161%       334%      274%
------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    26 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                             2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.52      $9.44     $8.99       $9.97
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.20       0.46      0.58        0.52
  Net realized and unrealized gain (loss)       0.18       0.10      0.45       (0.97)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.38       0.56      1.03       (0.45)
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.20)     (0.48)    (0.58)      (0.53)
  Capital                                         --         --        --       (0.00)*
-----------------------------------------------------------------------------------------
Total Distributions                            (0.20)     (0.48)    (0.58)      (0.53)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.70      $9.52     $9.44       $8.99
-----------------------------------------------------------------------------------------
Total Return                                    4.07%++    6.07%    11.91%      (4.61)%++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $89,620    $81,340   $64,043     $63,009
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                         4.21%+     4.85%     6.47%       5.53%+
  Operating expenses                            0.58+      0.60      0.59        0.63+
  Interest expense                                --         --        --        0.01+
  Total expenses                                0.58+      0.60      0.59        0.64+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                           97%       447%      280%        161%
-----------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from January 4, 1999 (inception date) to December 31, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    27 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

    Class 1 Shares                       2002/(1)(2)/ 2001/(2)/ 2000/(2)(3)/
    ------------------------------------------------------------------------
    Net Asset Value, Beginning of Period     $9.53       $9.47      $9.17
    ------------------------------------------------------------------------
    Income From Operations:
      Net investment income                   0.19        0.44       0.12
      Net realized and unrealized gain        0.19        0.09       0.38
    ------------------------------------------------------------------------
    Total Income From Operations              0.38        0.53       0.50
    ------------------------------------------------------------------------
    Less Distributions From:
      Net investment income                  (0.19)      (0.45)     (0.20)
      Capital                                   --       (0.02)        --
    ------------------------------------------------------------------------
    Total Distributions                      (0.19)      (0.47)     (0.20)
    ------------------------------------------------------------------------
    Net Asset Value, End of Period           $9.72       $9.53      $9.47
    ------------------------------------------------------------------------
    Total Return                              4.05%++     5.74%      5.47%++
    ------------------------------------------------------------------------
    Net Assets, End of Period (000s)      $114,164    $116,855   $126,527
    ------------------------------------------------------------------------
    Ratios to Average Net Assets:
      Total expenses                          0.79%+      0.85%      0.58%+
      Net investment income                   4.00+       4.62       6.09+
    ------------------------------------------------------------------------
    Portfolio Turnover Rate                     97%        447%       280%
    ------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 12, 2000 (inception date) to December 31,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    28 Smith Barney Government Securities Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND



            DIRECTORS                INVESTMENT ADVISER
            Paul R. Ades             AND ADMINISTRATOR
            Herbert Barg             Smith Barney Fund
            Dwight B. Crane           Management LLC
            R. Jay Gerken
            Frank J. Hubbard         DISTRIBUTORS
            Heath B. McLendon,       Salomon Smith Barney Inc.
              Chairman               PFS Distributors, Inc.
            Jerome Miller
            Ken Miller               CUSTODIAN
                                     PFPC Trust Company
            John F. White, Emeritus
                                     TRANSFER AGENT
            OFFICERS                 Travelers Bank & Trust, fsb.
            Heath B. McLendon        125 Broad Street, 11th Floor
            President and            New York, New York 10004
            Chief Executive Officer
                                     SUB-TRANSFER AGENTS
            R. Jay Gerken            PFPC Global Fund Services
            Executive Vice President P.O. Box 9699
                                     Providence, Rhode Island
            Lewis E. Daidone         02940-9699
            Senior Vice President
            and Chief Administrative Primerica Shareholder Services
            Officer                  P.O. Box 9662
                                     Providence, Rhode Island
            Richard L. Peteka        02940-9662
            Chief Financial Officer
            and Treasurer

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Government Securities Fund





  This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Government Securities Fund. But it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money. www.smithbarney.com/mutualfunds


 [LOGO] Salomon Smith Barney
 A member of citigroup
 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD0408 8/02                                                 02-3591

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]
                               DENNIS A. JOHNSON
                               PORTFOLIO MANAGER


         [GRAPHIC] Classic Series



 Semi-Annual Report . June 30, 2002

 SMITH BARNEY
 PEACHTREE GROWTH FUND

      DENNIS A. JOHNSON

      Dennis A. Johnson, CFA, has more than 21 years of business experience in the securities industry.

      Education: BS in Economics from the Virginia Military Institute, MS in Finance from Virginia Commonwealth University.

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies with medium and large capitalizations.

      FUND FACTS

      FUND INCEPTION
      -----------------
      July 3, 1995

      MANAGER TENURE
      -----------------
      8 Years

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      21 Years

                                       CLASS A CLASS B CLASS L
                  --------------------------------------------
                  NASDAQ               SBOAX   SBOBX   SBOLX
                  --------------------------------------------
                  INCEPTION            7/3/95  7/3/95  8/8/95
                  --------------------------------------------

Average Annual Total Returns as of June 30, 2002*

                                   Without Sales Charges/(1)/
                                Class A/(2)/ Class B/(2)/ Class L
              ----------------------------------------------------
              Six-Month+          (17.30)%     (17.65)%   (17.89)%
              ----------------------------------------------------
              One-Year            (28.83)      (29.45)    (29.89)
              ----------------------------------------------------
              Five-Year            (4.72)       (5.50)     (5.75)
              ----------------------------------------------------
              Since Inception++     2.44         1.70      (0.93)
              ----------------------------------------------------

                                    With Sales Charges/(3)/
                                Class A/(2)/ Class B/(2)/ Class L
              ----------------------------------------------------
              Six-Month+          (21.45)%     (21.76)%   (19.56)%
              ----------------------------------------------------
              One-Year            (32.40)      (32.98)    (31.28)
              ----------------------------------------------------
              Five-Year            (5.70)       (5.61)     (5.93)
              ----------------------------------------------------
              Since Inception++     1.80         1.70      (1.08)
              ----------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.

/(2)/ Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

/(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  + Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.


What's Inside
Letter to Our Shareholders ............................................ 1
Historical Performance................................................. 3
Fund at a Glance ...................................................... 5
Schedule of Investments ............................................... 6
Statement of Assets and Liabilities.................................... 8
Statement of Operations................................................ 9
Statements of Changes in Net Assets................................... 10
Notes to Financial Statements......................................... 11
Financial Highlights.................................................. 15

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

Enclosed herein please find the semi-annual report for Smith Barney Peachtree Growth Fund ("Portfolio") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance, holdings and unaudited financials with respect to the period can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Performance

For the six months ended June 30, 2002, the Portfolio's Class A shares, without sales charges, returned negative 17.30%. In comparison, the S&P 500 Index/1/ returned negative 13.15% for the same period. Past performance is no guarantee of future results.

Investment Strategy

The Portfolio seeks capital appreciation. It aims to achieve this objective by investing primarily in common stocks of companies with medium and large market capitalizations. To a lesser extent, the Portfolio may also invest in common stocks of companies with small market capitalizations and other equity securities, including exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Portfolio Manager Market Review

On a relative basis, we feel investors continue to reward companies with lower earnings growth rates and above average dividend yields, more predictable earnings and valuations they feel are below market levels. The Portfolio's disciplined management style looks to identify companies with above average potential for capital appreciation and strong sustainable earnings growth. We also seek stocks in companies in cyclical industries that we believe are temporarily depressed, with experienced and effective management, effective research, product development and marketing and competitive advantages. In the current environment, we continue to favor companies with earnings cyclicality in sectors such as consumer cyclicals, technology, and basic materials.

Portfolio Manager Portfolio Overview

We believe companies with cyclical earnings characteristics often are attractive investments. Many of these companies' earnings are sensitive to economic activity, both domestic and abroad. Companies such as E.I. du Pont de Nemours and Co. and Rohm & Haas Co. in the chemical industry, Johnson Controls, Inc. in the automotive industry and Viacom Inc. in the entertainment/advertising industry are examples of such investments. Driven by tangible signs of recovering business activity, such companies may see an improvement in earnings trends. We have also found technology companies like Texas Instruments Inc., Analog Devices Inc. and National Semiconductor Corp. to be attractive in this environment. In addition, we believe that Cracker Barrel Old Country Store, Inc. in the restaurant industry is attractive given its favorable same-store sales growth and cost trends.

--------
1 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.


1 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

Portfolio Manager Market Outlook

We anticipate the economy will continue its expansion and this may sustain the recovery for earnings in general and for those of cyclical companies, in particular. This trend may become apparent to investors as the focus on current issues that are impacting investor willingness to assume risk subsides. As a result, we are hopeful that the Portfolio's value and relative performance will improve.

We thank you for your investment in the Smith Barney Peachtree Growth Fund and look forward to serving your investment needs in the future.

Sincerely,

/s/ Heath B. McLendon          /s/ Dennis A. Johnson
Heath B. McLendon              Dennis A. Johnson, CFA
Chairman                       President and Chief Investment Officer,
                               Peachtree Asset Management

July 25, 2002

The information provided in this letter represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 6 and 7 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of June 30, 2002 and is subject to change.


2 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $ 8.15    $ 6.74     $0.00      $ 0.00       $0.00       (17.30)%++
-------------------------------------------------------------------------------------------
12/31/01                 11.20      8.15      0.00        0.00        0.00       (27.23)
-------------------------------------------------------------------------------------------
12/31/00                 19.10     11.20      0.00        4.39        0.02       (20.13)
-------------------------------------------------------------------------------------------
12/31/99                 17.71     19.10      0.00        2.09        0.00        19.88
-------------------------------------------------------------------------------------------
12/31/98                 13.41     17.71      0.00        0.13        0.00        33.13
-------------------------------------------------------------------------------------------
12/31/97                 13.80     13.41      0.00        1.07        0.00         5.18
-------------------------------------------------------------------------------------------
12/31/96                 14.31     13.80      0.11        2.26        0.00        13.96
-------------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36     14.31      0.02        0.93        0.00        14.61++
-------------------------------------------------------------------------------------------
Total                                        $0.13      $10.87       $0.02
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $ 7.65    $ 6.30     $0.00      $ 0.00       $0.00       (17.65)%++
-------------------------------------------------------------------------------------------
12/31/01                 10.61      7.65      0.00        0.00        0.00       (27.90)
-------------------------------------------------------------------------------------------
12/31/00                 18.50     10.61      0.00        4.39        0.02       (20.74)
-------------------------------------------------------------------------------------------
12/31/99                 17.35     18.50      0.00        2.09        0.00        18.88
-------------------------------------------------------------------------------------------
12/31/98                 13.24     17.35      0.00        0.13        0.00        32.11
-------------------------------------------------------------------------------------------
12/31/97                 13.74     13.24      0.00        1.07        0.00         4.40
-------------------------------------------------------------------------------------------
12/31/96                 14.27     13.74      0.02        2.26        0.00        13.12
-------------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36     14.27      0.00        0.93        0.00        14.15++
-------------------------------------------------------------------------------------------
Total                                        $0.02      $10.87       $0.02
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain    Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital Returns/(1)+/
-------------------------------------------------------------------------------------------
6/30/02                 $ 7.60    $ 6.24     $0.00      $ 0.00       $0.00       (17.89)%++
-------------------------------------------------------------------------------------------
12/31/01                 10.57      7.60      0.00        0.00        0.00       (28.10)
-------------------------------------------------------------------------------------------
12/31/00                 18.54     10.57      0.00        4.39        0.02       (21.19)
-------------------------------------------------------------------------------------------
12/31/99                 17.41     18.54      0.00        2.09        0.00        18.67
-------------------------------------------------------------------------------------------
12/31/98                 13.28     17.41      0.00        0.13        0.00        32.17
-------------------------------------------------------------------------------------------
12/31/97                 13.78     13.28      0.00        1.07        0.00         4.38
-------------------------------------------------------------------------------------------
12/31/96                 14.29     13.78      0.02        2.26        0.00        13.24
-------------------------------------------------------------------------------------------
Inception* -- 12/31/95   14.05     14.29      0.00        0.93        0.00         8.69++
-------------------------------------------------------------------------------------------
Total                                        $0.02      $10.87       $0.02
-------------------------------------------------------------------------------------------



3 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                                 Net Asset Value
                               -------------------
                               Beginning    End     Income   Capital Gain    Return       Total
Period Ended                   of Period of Period Dividends Distributions of Capital  Returns/(1)+/
----------------------------------------------------------------------------------------------------
6/30/02                         $ 8.37    $ 6.95     $0.00       $0.00       $0.00       (16.97)%++
--------------------------------------------------------------------------------------------------
12/31/01                         11.40      8.37      0.00        0.00        0.00       (26.58)
--------------------------------------------------------------------------------------------------
12/31/00                         19.29     11.40      0.00        4.39        0.02       (19.88)
--------------------------------------------------------------------------------------------------
12/31/99                         17.79     19.29      0.00        2.09        0.00        20.41
--------------------------------------------------------------------------------------------------
12/31/98                         13.42     17.79      0.00        0.13        0.00        33.62
--------------------------------------------------------------------------------------------------
Inception* -- 12/31/97           14.86     13.42      0.00        1.07        0.00        (2.25)++
--------------------------------------------------------------------------------------------------
Total                                                $0.00       $7.68       $0.02
--------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                              Without Sales Charges/(1)/
                                                       -----------------------------------------
                                                       Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Six Months Ended 6/30/02++                               (17.30)%     (17.65)%   (17.89)% (16.97)%
-----------------------------------------------------------------------------------------------
Year Ended 6/30/02                                       (28.83)      (29.45)    (29.89)  (28.28)
-----------------------------------------------------------------------------------------------
Five Years Ended 6/30/02                                  (4.72)       (5.50)     (5.75)     N/A
-----------------------------------------------------------------------------------------------
Inception* through 6/30/02                                 2.44         1.70      (0.93)   (5.45)
-----------------------------------------------------------------------------------------------

                                                                With Sales Charges/(3)/
                                                       -----------------------------------------
                                                       Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Six Months Ended 6/30/02++                               (21.45)%     (21.76)%   (19.56)% (16.97)%
-----------------------------------------------------------------------------------------------
Year Ended 6/30/02                                       (32.40)      (32.98)    (31.28)  (28.28)
-----------------------------------------------------------------------------------------------
Five Years Ended 6/30/02                                  (5.70)       (5.61)     (5.93)     N/A
-----------------------------------------------------------------------------------------------
Inception* through 6/30/02                                 1.80         1.70      (1.08)   (5.45)
-----------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                                     Without Sales Charges/(1)/
---------------------------------------------------------------------------------------------
Class A (May 3, 1994 through 6/30/02)/(2)/                                     21.70%
---------------------------------------------------------------------------------------------
Class B (May 3, 1994 through 6/30/02)/(2)/                                     14.74
---------------------------------------------------------------------------------------------
Class L (Inception* through 6/30/02)                                           (6.26)
---------------------------------------------------------------------------------------------
Class Y (Inception* through 6/30/02)                                          (23.18)
---------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


4 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 SMITH BARNEY PEACHTREE GROWTH FUND AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A and B Shares of the Smith Barney
Peachtree Growth Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                             May 1994 -- June 2002

                                    [CHART]

                Smith Barney            Smith Barney
             Peachtree Growth         Peachtree Growth     S&P 500
           Fund - Class A Shares   Fund - Class B Shares    Index
           ---------------------   ---------------------   -------
 5/3/1994        $ 9,501                  $10,000          $10,000
  12/1994          9,606                   10,119           10,346
  12/1995         12,576                   13,144           14,229
  12/1996         14,331                   14,868           17,494
  12/1997         15,074                   15,522           23,329
  12/1998         20,068                   20,507           30,001
  12/1999         24,056                   24,380           36,310
  12/2000         19,215                   19,324           33,006
  12/2001         13,982                   13,933           29,085
6/30/2002         11,563                   11,474           25,261


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May
  3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The S&P 500 is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*



[CHART]

Chemicals                       4.5%
Computer Software & Hardware    8.4%
Drugs/Healthcare                9.7%
Electronics/Semiconductor      15.3%
Financial Services             14.6%
Food and Beverage               4.9%
Insurance                       4.1%
Oil and Gas                     5.4%
Retail                          3.7%
Transportation                  9.4%
Other                          20.0%




                              TOP TEN HOLDINGS++*


 1. Intuit, Inc......................... 3.3%
 2. SouthTrust Corp..................... 2.9
 3. ConAgra Foods, Inc.................. 2.7
 4. HCA Inc............................. 2.6
 5. Laboratory Corp. of America Holdings 2.6
 6. Raytheon Co......................... 2.6
 7. General Motors Corp................. 2.6
 8. The Clorox Co....................... 2.5
 9. Apollo Group Ltd.................... 2.4
10. Harley-Davidson, Inc................ 2.4

 ++ All information is as of June 30, 2002. Please note that holdings are subject to change.
  * As a percentage of total common stock.


5 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2002


SHARES                  SECURITY                     VALUE
--------------------------------------------------------------
COMMON STOCK -- 99.8%
Aerospace/Defense -- 2.6%
142,000 Raytheon Co.                              $  5,786,500
--------------------------------------------------------------
Chemicals -- 4.5%
112,200 E.I. du Pont de Nemours & Co.                4,981,680
130,000 Rohm & Haas Co.                              5,263,700
--------------------------------------------------------------
                                                    10,245,380
--------------------------------------------------------------
Computer Software and Hardware -- 8.4%
133,700 The BISYS Group, Inc.+*                      4,452,210
300,620 Cisco Systems, Inc.*                         4,193,649
148,610 Intuit, Inc.*                                7,388,889
597,810 Sun Microsystems Inc.*                       2,995,028
--------------------------------------------------------------
                                                    19,029,776
--------------------------------------------------------------
Consumer Products -- 3.1%
136,400 The Clorox Co.                               5,640,140
 69,700 The Dial Corp.                               1,395,394
--------------------------------------------------------------
                                                     7,035,534
--------------------------------------------------------------
Diversified Manufacturing -- 1.0%
 28,700 Johnson Controls, Inc.                       2,342,207
--------------------------------------------------------------
Drugs/Healthcare -- 9.7%
123,800 HCA Inc.                                     5,880,500
127,600 Laboratory Corp. of America Holdings+*       5,824,940
193,000 Pharmaceutical Product Development, Inc.*    5,083,620
 94,600 Stryker Corp.                                5,062,046
--------------------------------------------------------------
                                                    21,851,106
--------------------------------------------------------------
Education -- 2.4%
136,650 Apollo Group Ltd.*                           5,386,743
--------------------------------------------------------------
Electronics/Semiconductor -- 15.2%
150,600 Agilent Technologies, Inc.*                  3,561,690
153,500 Analog Devices, Inc.*                        4,558,950
187,500 Applied Materials, Inc.+*                    3,566,250
262,800 Intel Corp.                                  4,801,356
 93,870 Linear Technology Corp.                      2,950,334
123,010 Micron Technology, Inc.+*                    2,487,262
165,000 National Semiconductor Corp.*                4,813,050
102,400 Novellus Systems, Inc.+*                     3,481,600
176,800 Texas Instruments Inc.+                      4,190,160
--------------------------------------------------------------
                                                    34,410,652
--------------------------------------------------------------
Financial Services -- 14.6%
 41,000 Bank of America Corp.                        2,884,760
 55,000 Capital One Financial Corp.+                 3,357,750
 52,300 Freddie Mac                                  3,200,760
107,550 MBNA Corp.                                   3,556,679
132,300 Merrill Lynch & Co., Inc.                    5,358,150
 96,000 Morgan Stanley                               4,135,680
253,000 SouthTrust Corp.                             6,608,360
 75,000 Wells Fargo & Co.+                           3,754,500
--------------------------------------------------------------
                                                    32,856,639
--------------------------------------------------------------

                      See Notes to Financial Statements.


6 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)    JUNE 30, 2002


 SHARES                                    SECURITY                                       VALUE
---------------------------------------------------------------------------------------------------
Food and Beverage -- 4.9%
 102,000 Anheuser-Busch Cos., Inc.                                                     $  5,100,000
 216,700 ConAgra Foods, Inc.+                                                             5,991,755
---------------------------------------------------------------------------------------------------
                                                                                         11,091,755
---------------------------------------------------------------------------------------------------
Insurance -- 4.1%
  61,000 American International Group, Inc.+                                              4,162,030
 179,000 MetLife, Inc.+                                                                   5,155,200
---------------------------------------------------------------------------------------------------
                                                                                          9,317,230
---------------------------------------------------------------------------------------------------
Internet -- 2.6%
 587,556 Ariba, Inc.+*                                                                    1,874,304
 205,400 Network Associates, Inc.+*                                                       3,958,058
---------------------------------------------------------------------------------------------------
                                                                                          5,832,362
---------------------------------------------------------------------------------------------------
Multimedia -- 3.3%
 176,600 AOL Time Warner, Inc.*                                                           2,597,786
 108,900 Viacom Inc., Class B Shares+*                                                    4,831,893
---------------------------------------------------------------------------------------------------
                                                                                          7,429,679
---------------------------------------------------------------------------------------------------
Oil and Gas -- 5.4%
  54,700 Apache Corp.                                                                     3,144,156
 231,100 Ocean Energy Inc.                                                                5,007,937
 130,800 Transocean Inc.+                                                                 4,074,420
---------------------------------------------------------------------------------------------------
                                                                                         12,226,513
---------------------------------------------------------------------------------------------------
Retail -- 3.7%
 115,200 CBRL Group, Inc.                                                                 3,505,536
 227,200 Limited Brands+                                                                  4,839,360
---------------------------------------------------------------------------------------------------
                                                                                          8,344,896
---------------------------------------------------------------------------------------------------
Telecommunications -- 1.0%
 182,460 Polycom, Inc.+*                                                                  2,187,695
---------------------------------------------------------------------------------------------------
Transportation -- 9.4%
 259,100 Dana Corp.                                                                       4,801,123
 108,000 General Motors Corp.                                                             5,772,600
 104,700 Harley-Davidson, Inc.                                                            5,367,969
 118,500 PACCAR Inc.+                                                                     5,260,215
---------------------------------------------------------------------------------------------------
                                                                                         21,201,907
---------------------------------------------------------------------------------------------------
Transportation - Services -- 1.9%
  81,200 FedEx Corp.                                                                      4,336,080
---------------------------------------------------------------------------------------------------
Utilities -- 2.0%
 260,300 Edison International*                                                            4,425,100
---------------------------------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $282,040,512)                                                         225,337,754
---------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                    SECURITY                                       VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$392,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at maturity -- $392,059;
           (Fully collateralized by U.S. Treasury Bonds, 7.250% to 13.875%
           due 5/15/09 to 2/15/20; Market value -- $399,842) (Cost -- $392,000)             392,000
---------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $282,432,512**)                                                      $225,729,754
---------------------------------------------------------------------------------------------------

 +All or a portion of this security is on loan (See Note 6).
 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


7 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      JUNE 30, 2002



ASSETS:
   Investments, at value (Cost -- $282,432,512)                         $ 225,729,754
   Cash                                                                           928
   Collateral for securities on loan (Note 6)                              51,216,896
   Receivable for securities sold                                           1,457,398
   Receivable for Fund shares sold                                            118,567
   Dividends and interest receivable                                           62,612
--------------------------------------------------------------------------------------
   Total Assets                                                           278,586,155
--------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                                 51,216,896
   Payable for securities purchased                                         4,429,198
   Management fee payable                                                     191,543
   Payable for Fund shares purchased                                          158,000
   Accrued expenses                                                           250,244
--------------------------------------------------------------------------------------
   Total Liabilities                                                       56,245,881
--------------------------------------------------------------------------------------
Total Net Assets                                                        $ 222,340,274
--------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                          $      32,885
   Capital paid in excess of par value                                    458,352,350
   Accumulated net investment loss                                           (906,918)
   Accumulated net realized loss from security transactions              (178,435,285)
   Net unrealized depreciation of investments                             (56,702,758)
--------------------------------------------------------------------------------------
Total Net Assets                                                        $ 222,340,274
--------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                  8,178,048
-----------------------------------------------------------------------------------
   Class B                                                                  6,813,820
-----------------------------------------------------------------------------------
   Class L                                                                     29,248
-----------------------------------------------------------------------------------
   Class Y                                                                 17,863,620
-----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                               $6.74
-----------------------------------------------------------------------------------
   Class B *                                                                    $6.30
-----------------------------------------------------------------------------------
   Class L **                                                                   $6.24
-----------------------------------------------------------------------------------
   Class Y (and redemption price)                                               $6.95
-----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)            $7.09
-----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)            $6.30
--------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


8 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE 30, 2002


   INVESTMENT INCOME:
      Dividends                                                 $    978,023
      Interest                                                        50,142
   --------------------------------------------------------------------------
      Total Investment Income                                      1,028,165
   --------------------------------------------------------------------------
   EXPENSES:
      Management fee (Note 2)                                      1,266,135
      Distribution fees (Note 2)                                     335,821
      Shareholder and system servicing fees                          173,779
      Shareholder communications                                      80,192
      Registration fees                                               35,863
      Audit and legal                                                 19,639
      Custody                                                         10,660
      Directors' fees                                                  9,069
      Other                                                            3,925
   --------------------------------------------------------------------------
      Total Expenses                                               1,935,083
   --------------------------------------------------------------------------
   Net Investment Loss                                              (906,918)
   --------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
      Realized Loss From Security Transactions
      (excluding short-term securities):
        Proceeds from sales                                      144,035,366
        Cost of securities sold                                  199,659,612
   --------------------------------------------------------------------------
      Net Realized Loss                                          (55,624,246)
   --------------------------------------------------------------------------
      Change in Net Unrealized Depreciation of Investments:
        Beginning of period                                      (66,621,492)
        End of period                                            (56,702,758)
   --------------------------------------------------------------------------
      Decrease in Net Unrealized Depreciation                      9,918,734
   --------------------------------------------------------------------------
   Net Loss on Investments                                       (45,705,512)
   --------------------------------------------------------------------------
   Decrease in Net Assets From Operations                       $(46,612,430)
   --------------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                        2002           2001
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                              $   (906,918) $  (2,876,617)
   Net realized loss                                 (55,624,246)  (103,169,413)
   Decrease in net unrealized depreciation             9,918,734      3,705,599
-------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (46,612,430)  (102,340,431)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    8,879,487     38,632,611
   Cost of shares reacquired                         (14,766,249)   (36,589,107)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                               (5,886,762)     2,043,504
-------------------------------------------------------------------------------
Decrease in Net Assets                               (52,499,192)  (100,296,927)

NET ASSETS:
   Beginning of period                               274,839,466    375,136,393
-------------------------------------------------------------------------------
   End of period*                                   $222,340,274  $ 274,839,466
-------------------------------------------------------------------------------
* Includes accumulated net investment loss:            $(906,918)            --
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Smith Barney Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Premier Selections Large Cap Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $2,876,617 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. This fee is calculated daily and paid monthly.

11 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. TB&T and PSS receive account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Portfolio paid transfer agent fees of $4,300 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended June 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, SSB and its affiliates received sales charges of approximately $341,000 for Class A shares. In addition, CDSCs paid to SSB were approximately $67,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class to SSB. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively, to SSB.

For the six months ended June 30, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                                             Class A Class B  Class L
-------------------------------------------------------------------------------------
Distribution Plan Fees                                       $79,170 $255,465 $1,186
------------------------------------------------------------------------------------

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                    $140,258,504
------------------------------------------------------------------------
Sales                                                         144,035,366
------------------------------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation                                $  8,164,938
Gross unrealized depreciation                                 (64,867,696)
-------------------------------------------------------------------------
Net unrealized depreciation                                  $(56,702,758)
-------------------------------------------------------------------------

12 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Portfolio loaned common stocks having a market value of $48,923,768. The Portfolio received cash collateral amounting to $51,216,896 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the six months ended June 30, 2002, interest income earned from securities lending was $26,145.

13 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

7. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $86,904,000 of unused capital loss carryforwards available to offset future capital gains expiring December 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. Capital Shares

At June 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                   Six Months Ended            Year Ended
                                    June 30, 2002           December 31, 2001
                               -----------------------  ------------------------
                                 Shares       Amount      Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                       663,438  $ 5,020,083   2,098,338  $ 20,307,487
Shares reacquired                (969,311)  (7,446,846) (2,460,934)  (23,524,688)
--------------------------------------------------------------------------------
Net Decrease                     (305,873) $(2,426,763)   (362,596) $ (3,217,201)
---------------------------------------------------------------------------------
Class B
Shares sold                       513,237  $ 3,704,333   1,254,075  $ 10,688,233
Shares reacquired              (1,020,992)  (7,253,847) (1,509,843)  (12,832,887)
--------------------------------------------------------------------------------
Net Decrease                     (507,755) $(3,549,514)   (255,768) $ (2,144,654)
---------------------------------------------------------------------------------
Class L
Shares sold                         1,855  $    13,215       3,062  $     26,767
Shares reacquired                  (9,027)     (65,556)    (12,863)     (108,855)
--------------------------------------------------------------------------------
Net Decrease                       (7,172) $   (52,341)     (9,801) $    (82,088)
---------------------------------------------------------------------------------
Class Y
Shares sold                        18,519  $   141,856     736,859  $  7,610,124
Shares reacquired                      --           --     (10,080)     (122,677)
--------------------------------------------------------------------------------
Net Increase                       18,519  $   141,856     726,779  $  7,487,447
---------------------------------------------------------------------------------



14 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/     1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.15      $11.20    $19.10     $17.71   $13.41    $13.80
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.03)      (0.11)    (0.10)     (0.12)   (0.07)     0.03
 Net realized and unrealized gain (loss)     (1.38)      (2.94)    (3.39)      3.60     4.50      0.65
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.41)      (3.05)    (3.49)      3.48     4.43      0.68
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --          --     (4.39)     (2.09)   (0.13)    (1.07)
 Capital                                        --          --     (0.02)        --       --        --
------------------------------------------------------------------------------------------------------
Total Distributions                             --          --     (4.41)     (2.09)   (0.13)    (1.07)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.74      $ 8.15    $11.20     $19.10   $17.71    $13.41
------------------------------------------------------------------------------------------------------
Total Return                                (17.30)%++  (27.23)%  (20.13)%    19.88%   33.13%     5.18%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $55,103     $69,119   $99,083   $123,593  $86,712   $67,349
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.73%+      1.98%     1.33%      1.44%    1.40%     1.67%
 Net investment income (loss)                (0.92)+     (1.26)    (0.57)     (0.64)   (0.48)     0.22
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         55%        132%      153%        94%      93%      227%
------------------------------------------------------------------------------------------------------

Class B Shares                           2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/     1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $7.65      $10.61    $18.50    $17.35    $13.24    $13.74
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.06)      (0.18)    (0.23)    (0.26)    (0.19)    (0.07)
 Net realized and unrealized gain (loss)     (1.29)      (2.78)    (3.25)     3.50      4.43      0.64
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.35)      (2.96)    (3.48)     3.24      4.24      0.57
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --          --     (4.39)    (2.09)    (0.13)    (1.07)
 Capital                                        --          --     (0.02)       --        --        --
-----------------------------------------------------------------------------------------------------
Total Distributions                             --          --     (4.41)    (2.09)    (0.13)    (1.07)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $6.30      $ 7.65    $10.61    $18.50    $17.35    $13.24
-----------------------------------------------------------------------------------------------------
Total Return                                (17.65)%++  (27.90)%  (20.74)%   18.88%    32.11%     4.40%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $42,950     $56,023   $80,364   $94,969   $59,062   $42,172
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     2.53%+      2.86%     2.11%     2.24%     2.21%     2.42%
 Net investment loss                         (1.71)+     (2.14)    (1.36)    (1.44)    (1.29)    (0.53)
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         55%        132%      153%       94%       93%      227%
-----------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

15 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2002/(1)(2)/     2001/(2)/   2000/(2)/   1999/(2)/  1998/(2)(3)/       1997
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $7.60        $10.57      $18.54      $17.41        $13.28     $13.78
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.09)        (0.21)      (0.31)      (0.32)        (0.18)     (0.05)
 Net realized and unrealized gain (loss)        (1.27)        (2.76)      (3.25)       3.54          4.44       0.62
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.36)        (2.97)      (3.56)       3.22          4.26       0.57
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --            --       (4.39)      (2.09)        (0.13)     (1.07)
 Capital                                           --            --       (0.02)         --            --         --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --            --       (4.41)      (2.09)        (0.13)     (1.07)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $6.24        $ 7.60      $10.57      $18.54        $17.41     $13.28
------------------------------------------------------------------------------------------------------------------------
Total Return                                   (17.89)%++    (28.10)%    (21.19)%     18.67%        32.17%      4.38%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $182          $277        $488        $644          $222       $203
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        3.31%+        3.13%       2.56%       2.56%         2.16%      2.41%
 Net investment loss                            (2.51)+       (2.41)      (1.81)      (1.77)        (1.23)     (0.53)
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            55%          132%        153%         94%           93%       227%
------------------------------------------------------------------------------------------------------------------------

Class Y Shares                           2002/(1)(2)/     2001/(2)/   2000/(2)/   1999/(2)/     1998/(2)/  1997/(4)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.37        $11.40      $19.29      $17.79        $13.42     $14.86
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                   (0.01)        (0.03)      (0.04)      (0.04)        (0.02)      0.01
 Net realized and unrealized gain (loss)        (1.41)        (3.00)      (3.44)       3.63          4.52      (0.38)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.42)        (3.03)      (3.48)       3.59          4.50      (0.37)
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                --            --       (4.39)      (2.09)        (0.13)     (1.07)
 Capital                                           --            --       (0.02)         --            --         --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --            --       (4.41)      (2.09)        (0.13)     (1.07)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $6.95        $ 8.37      $11.40      $19.29        $17.79     $13.42
------------------------------------------------------------------------------------------------------------------------
Total Return                                   (16.97)%++    (26.58)%    (19.88)%     20.41%        33.62%     (2.25)%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $124,105      $149,420    $195,201    $227,765      $187,546   $115,343
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.07%+        1.04%       0.97%       1.00%         1.07%      1.10%+
 Net investment income (loss)                   (0.26)+       (0.32)      (0.22)      (0.20)        (0.14)      0.62+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            55%          132%        153%         94%           93%       227%
------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from October 15, 1997 (inception date) to December 31, 1997. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


16 Smith Barney Peachtree Growth Fund | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND



DIRECTORS                                INVESTMENT MANAGER
Paul R. Ades                             Smith Barney Fund
Herbert Barg                               Management LLC
Dwight B. Crane
R. Jay Gerken                            DISTRIBUTORS
Frank G. Hubbard                         Salomon Smith Barney Inc.
Heath B. McLendon, Chairman              PFS Distributors, Inc.
Jerome H. Miller
Ken Miller                               CUSTODIAN
                                         State Street Bank and
John F. White, Emeritus                    Trust Company
                                         225 Franklin Street
OFFICERS                                 Boston, Massachusetts 02110
Heath B. McLendon
President and                            TRANSFER AGENT
Chief Executive Officer                  Travelers Bank & Trust, fsb.
                                         125 Broad Street, 11th Floor
R. Jay Gerken                            New York, New York 10004
Executive Vice President
                                         SUB-TRANSFER AGENTS
Lewis E. Daidone                         PFPC Global Fund Services
Senior Vice President                    P.O. Box 9699
and Chief Administrative Officer         Providence, Rhode Island
                                         02940-9699
Richard L. Peteka
Chief Financial Officer                  Primerica Shareholder Services
and Treasurer                            P.O. Box 9662
                                         Providence, Rhode Island
Dennis A. Johnson, CFA                   02940-9662
President and
Chief Investment Officer of
Peachtree Asset Management

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Peachtree Growth Fund




 This report is submitted for the general information of the shareholders of the Smith Barney Investment Funds Inc. -- Smith Barney Peachtree Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PEACHTREE GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01155 8/02                 02-3644